                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-3541
                                  ----------------------------------------------

                              Asset Management Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                230 West Monroe Street, Chicago, IL      60606
--------------------------------------------------------------------------------
             (Address of principal executive offices)  (Zip code)

            Citi Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-527-3713
                                                   --------------

Date of fiscal year end:   10/31/07
                        ------------

Date of reporting period:  10/31/07
                         ----------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                   [AMF LOGO]

                             ASSET MANAGEMENT FUND
                             230 West Monroe Street
                               Chicago, IL 60606

                                   [AMF LOGO]
                             ASSET MANAGEMENT FUND

                                  MANAGED BY:
                          SHAY ASSETS MANAGEMENT, INC.

                                 ANNUAL REPORT
                                OCTOBER 31, 2007

                               CHAIRMAN'S LETTER

  The Asset Management Fund (AMF) family of no load institutional mutual funds is pleased to present shareholders the 2007 Annual Report.

  The performance of the financial markets during the twelve months ended October 31, 2007, may be viewed as a reflection of the continued weakness in the housing market. Although for much of the period it seemed that both the major fixed-income and equity markets were largely free from direct impact of that weakness, by the second calendar quarter problems had surfaced in the bond market. While the fulcrum of the credit issues appeared to reside in certain esoteric structured products, some negative effects of the troubles seeped into most fixed-income markets. In this environment, the ability to engage in active portfolio management was a critical necessity for the portfolio manager who hoped to produce superior returns. We have presented a more detailed view of each portfolio in the following pages.

  I am pleased to welcome the AMF Large Cap Equity Fund to the AMF family. This high-quality equity portfolio complements the fixed-income funds that have been the core of AMF for more than twenty five years. Finally, let me say that I am sincerely grateful to our many shareholders who have expressed their faith in our management capabilities, many of whom have been invested with us for those twenty five years. Your trust is our beacon guiding our every step forward.

/s/ Rodger D. Shay
Rodger D. Shay
Chairman
Asset Management Fund

  The report has been prepared for the information of the shareholders of the Asset Management Fund and must be preceded or accompanied by a prospectus. It is not to be construed as an offering to sell or buy any shares of the Fund. Such an offering is made only by the prospectus.

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                          ASSET MANAGEMENT FUND REVIEW
                                OCTOBER 31, 2007

  The past year in fixed income was host to a marked increase in volatility as the effects of 425 basis points of monetary policy tightening and the abrupt reversal of a seemingly endless supply of residential mortgage credit began to weigh heavily on many sectors of the bond market. The financial press headlines have come full circle from the conspicuous absence of risk premiums and record Wall Street earnings at the end of 2006 to the onset of market conditions that negatively impacted primary issuance and secondary trading in the MBS market, $70 billion of losses (and counting) related to sub-prime MBS and the ouster of the CEOs of Merrill Lynch and Citigroup by the end of 2007. While the year succeeding any FOMC rate tightening cycle is typically one of transition, the over-extended state of the U.S. economy in 2004, driven by generational lows in interest rates, lax lending standards and the unprecedented growth of residential mortgage credit that followed, clearly mandated a multi-period tightening cycle with large, nominal increases in the Federal Funds rate. Unfortunately, those very excesses created by extraordinary low interest rates all worked together against the economy when the FOMC needed to raise rates in much the same way that the stimulus helped during the first few years of the new millennium.

  Taken together and in no particular order, an increasingly leveraged and interest rate sensitive consumer (70% + home ownership rate), rising consumer costs (energy, food, medical care, education), sharply higher mortgage carrying costs from the 2003 nadir, slowing job creation and wage growth have pushed the risks of global financial contagion during 2007 to levels with few historical parallels. Clearly, the FOMC needed to ease monetary policy as all of the above-mentioned undesirables occurred during the second half of this year. Some say bad timing, we say the inevitable consequences of a needlessly low Federal Funds Rate for much too long of a time period. Indeed, a Negative Real Mortgage Rate (Nominal Interest Rate-Annualized Home Price Appreciation) for over two years, 2002-2005 knows few comparable time periods and clearly drove the demand side of the mortgage boom.

  Let's do a recap of the year and identify some key drivers of market behavior and extend our discussion with a performance review of the AMF Mutual Funds.

  The U.S. Treasury Yield Curve steepened as a result of the turmoil in financial conditions ignited by the collapse of the sub-prime mortgage market that culminated in the September first Federal Funds rate cut in more than four years. As a consequence, 2-year U.S. Treasury Notes ended the year yielding 3.95% and 10-year notes yielded 4.47% at fiscal year close. The spread between 2-year and 10-year U.S. Treasury Note yields ended October at 53 basis points.

  The months of February and March saw the first headlines of sub-prime originators failing, resulting in growing fears of contagion into the broader economy. Credit conditions started tightening and liquidity was reduced as volatility increased. The economy seemed to bounce back in April and by July the lack of market liquidity started weighing on spreads and forced liquidations of several leveraged funds. August saw money markets panic and one important consequence was the spike in the 3-month LIBOR rate relative to the federal funds rate. The FOMC acted in September and cut the federal funds rate by a larger than expected 50 basis points. The statement issued highlighted the adverse
--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                          ASSET MANAGEMENT FUND REVIEW
                                OCTOBER 31, 2007

economic effects of "disruptions in financial markets" and temporarily reduced its emphasis on the risk of higher inflation. The September move by the Federal Reserve partially offset the effects of the tighter credit markets as spreads over the federal funds rate temporarily narrowed somewhat from extremely high levels, the commercial paper market improved, LIBOR rates came down and stocks rallied. Despite the temporary relief, however, downside risks to economic activity remained. As home prices saw bigger declines and market conditions continued deteriorating, the Fed acted again in October and reduced rates by another 25 bps.

  One of the most visible symptoms of the disruptions in the credit markets has been the spread between LIBOR and the federal funds rate. Even though this spread dropped after the Fed eased rates back in September, it still remains above historical levels. The underlying problem behind that spread is the decrease in financial institutions' liquidity starting in the third quarter of 2007 as assets were brought into balance sheet due to the diminished availability of short-term funding via the commercial paper market and other structured funding vehicles such as the widely publicized SIVs. In addition, there is uncertainty about the extent of mortgage losses still to be realized, contributing to illiquidity in the markets.

  As the US economy turns into 2008, the expansion that is now in its sixth year faces challenges, as the housing downturn is not expected to see many signs of recovery. Borrowers delinquencies and defaults should continue to reflect the turn in credit conditions in the home mortgage market, from overly easy until the sub-prime boom of 2005 and 2006 to significantly more restrictive, especially since August. The inventory of unsold homes is still very elevated and putting downward pressure on home prices on a national basis. Some economists are forecasting the first-ever nationwide fall in home prices of between 2.5 and 4.5% in 2008. Outside of the mortgage market, one of the key effects of the housing crisis has been the tightening of bank lending standards for business and consumer loans, as well as depressed consumer confidence. These effects, combined with higher energy and commodity prices, leave the economy more vulnerable to shocks.

  Despite the recent surge in energy costs, so far this year core inflation data has stayed within the Federal Reserve's 1-2% "comfort zone". Yet, Federal Reserve officials remain concerned about inflation and have demonstrated to be willing to tolerate a relatively weak economy in order eliminate the potential threat from high energy prices and a weaker dollar.

  Whether the expected economic slowdown in 2008 will be moderate or the period of weakness will be more extended will depend on both the extent to which the expected continued slide in home prices will continue to have more negative wealth, borrowing, and spending effects than has been so far apparent, as well as on how long it will take for the lagged effects of a falling dollar and interest rate cuts to be felt. Many market observers believe that while the Federal Reserve interventions via reductions in the federal funds rate or the discount rate can help alleviate some of the illiquidity problem, funding pressures in the financial system are unlikely to dissipate into at least the first half of 2008.
--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                          ASSET MANAGEMENT FUND REVIEW
                                OCTOBER 31, 2007

AMF ULTRA SHORT MORTGAGE FUND

  For the year, the strategy of the portfolio continued to allocate assets towards those sectors better positioned to benefit from a stable to lower interest rate environment and a steeper yield curve. Additionally, "Up in Quality" trades fared very well as concerns regarding deteriorating credit and liquidity in the U.S. MBS market pushed spreads wider across all mortgage-related assets, particularly lower quality, non-agency securities. During the twelve months ended October 31, 2007, the spread between 2-year and 10-year U.S. Treasury Notes increased from -10 basis points to +53 basis points.

  The portfolio allocation to One-month LIBOR floating rate collateralized mortgage obligations ("CMOs") increased from 21% to 41% of assets during the fiscal year. These bonds were given preference due to their higher yield and discounted dollar price versus money market, fixed rate agency CMOs and other short duration assets with prices above par. One-month LIBOR floaters provided a yield advantage relative to other, short assets spread over the U.S. Treasury curve as "TED" spreads (LIBOR less U.S. Treasury yields) expanded and Federal Funds remained unchanged for a long, fifteen months after the last FOMC rate hike (6/06-9/07). In response to the tight agency/non-agency spread basis and heightened concerns regarding deteriorating mortgage credit, the quality of the One-Month LIBOR allocation was improved during the year with the sale of nearly $126 million of Private Label, ALT-A, AA rated floaters and the purchase of more than $366 million agency floaters. The sales were completed during the first quarter of 2007 and the purchases, financed with both cash and the sale of lower yielding, money market fixed rate CMOs, occurred regularly during the first half of 2007.

  The other, key asset allocation shifts were undertaken in the Fixed Rate CMO sector. From a portfolio weighting standpoint, the Fixed Rate CMO allocation was reduced from 30% to 19% of assets. As mentioned above, money market, Agency CMOs were sold in favor of higher yielding, lower dollar priced, One-month LIBOR CMO floaters. Additionally, par dollar priced or higher CMO PACs and/or Sequentials were sold in favor of longer, deeply discounted Agency Sequentials to lower weighted average portfolio price and capitalize on the "bull steepener" with the advent of FOMC rate reductions during 2007

  Another minor adjustment to the portfolio's exposure was the sale of hybrid ARM securities that had more credit exposure than the average holdings of the fund. Those sales happened early in the year, before the disruptions in the credit markets weighted more heavily on spreads and valuations beginning in July.

  The portfolio's percentile rankings have climbed higher during the fiscal year, driven primarily by the "up in quality" shifts described above and the effects of allocations by many funds in the Ultrashort Bond Category to sub-prime backed securities, including lower rated Home Equity ABS, CDOs, CDO squared and SIVs.

  THE FUND POSTED A 28TH PERCENTILE, 1-YEAR RANKING IN THE MORNINGSTAR ULTRASHORT BOND CATEGORY WITH 4.67% TOTAL RETURN FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2007.
--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                          ASSET MANAGEMENT FUND REVIEW
                                OCTOBER 31, 2007

AMF ULTRA SHORT FUND

  For the year, the strategy of the portfolio continued to allocate assets towards those sectors better positioned to benefit from a stable to lower interest rate environment and a steeper yield curve. Additionally, "Up in Quality" trades fared very well as concerns regarding deteriorating credit and liquidity in the U.S. MBS market pushed spreads wider across all mortgage-related assets, particularly lower quality, non-agency securities. During the twelve months ended October 31, 2007, the spread between 2-year and 10-year U.S. Treasury Notes increased from -10 basis points to +53 basis points.

  The portfolio allocation to One-month LIBOR floating rate collateralized mortgage obligations ("CMOs") increased from 25% to 29% of assets during the fiscal year. These bonds were given preference due to their higher yield and discounted dollar price versus money market, fixed rate agency CMOs and other short duration assets with prices above par. One-month LIBOR floaters provided a yield advantage relative to other, short assets spread over the U.S. Treasury curve as "TED" spreads (LIBOR less U.S. Treasury yields) expanded and Federal Funds remained unchanged for a long, fifteen months after the last FOMC rate hike (6/06-9/07). In response to the tight agency/non-agency spread basis and heightened concerns regarding deteriorating mortgage credit, the quality of the One-Month LIBOR allocation was improved during the year with the purchase of nearly $28 million of agency floaters. The purchases, financed with both cash and the sale of lower yielding, money market fixed rate CMOs, occurred regularly during the first half of 2007.

  The other, key asset allocation shifts were undertaken in the Fixed Rate CMO sector. From a portfolio weighting standpoint, the Fixed Rate CMO allocation was reduced from 25% to 13% of assets. As mentioned above, money market, Agency CMOs were sold in favor of higher yielding, lower dollar priced, One-month LIBOR CMO floaters. Additionally, par dollar priced or higher CMO PACs and/or Sequentials were sold in favor of longer, deeply discounted Agency Sequentials to lower weighted average portfolio price and capitalize on the "bull steepener" with the advent of FOMC rate reductions during 2007

  THE FUND POSTED A 53RD PERCENTILE, 1-YEAR RANKING IN THE MORNINGSTAR ULTRASHORT BOND CATEGORY WITH 4.07% TOTAL RETURN FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2007.

AMF SHORT U.S. GOVERNMENT FUND

  For the year, the strategy of the portfolio continued to allocate assets towards those sectors better positioned to benefit from a stable to lower interest rate environment and a steeper yield curve. During the twelve months ended October 31, 2007, the spread between 2-year and 10-year U.S. Treasury Notes increased from -- 10 basis points to +53 basis points.

  The portfolio launched a new allocation to One-month LIBOR floating rate collateralized mortgage obligations ("CMOs") and ramped up to 17% of assets during the fiscal year. These bonds were given preference due to their higher yield and discounted dollar price versus money market, fixed rate agency CMOs and other short duration assets with prices above par. One-month LIBOR floaters provided a
--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                          ASSET MANAGEMENT FUND REVIEW
                                OCTOBER 31, 2007

yield advantage relative to other, short assets spread over the U.S. Treasury curve as "TED" spreads (LIBOR less U.S. Treasury yields) expanded and Federal Funds remained unchanged for a long, fifteen months after the last FOMC rate hike (6/06-9/07). The 100% Agency quality purchases, financed with both cash and the sale of lower yielding, money market fixed rate CMOs, occurred regularly during the first half of 2007.

  The other, key asset allocation shifts were undertaken in the Fixed Rate CMO sector. From a portfolio weighting standpoint, the Fixed Rate CMO allocation was reduced from 54% to 27% of assets. As mentioned above, money market, Agency CMOs were sold in favor of higher yielding, lower dollar priced, One-month LIBOR CMO floaters. Additionally, par dollar priced or higher short, CMO PACs and/or Sequentials were sold in favor of longer, deeply discounted Agency Sequentials to lower weighted average portfolio price and capitalize on the "bull steepener" with the advent of FOMC rate reductions during 2007

  The portfolio continued to benefit from the prepayment stability and fast coupon adjustments of seasoned One-year Constant Maturity Treasury ("CMT") agency arms. These securities provide a progressively higher yield advantage to Federal Funds with the advent of FOMC easing and were increased to 19% to 17% with the purchase of a seasoned pool during the second half of 2007.

  THE FUND POSTED A 49TH PERCENTILE, 1-YEAR RANKING IN THE MORNINGSTAR SHORT GOVERNMENT CATEGORY WITH A 4.93% TOTAL RETURN FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2007.

AMF INTERMEDIATE MORTGAGE FUND

  The portfolio's overall asset allocation was very similar year-over-year, however, the duration contribution was markedly changed during the year. In June 2006, the Fed ended one of most protracted tightening campaigns in recent memory. The Fund managers changed the component bonds within the portfolio to take advantage of the relatively flat yield curve and position the portfolio for a slight inversion or a lower rate scenario. The sector that saw the greatest increase in allocation was the One-month LIBOR sector, increasing to 12% of the portfolio. At the time, the One-month LIBOR rate was the highest point on the curve. Historically, the next move after a Fed tightening cycle followed by a pause in action is a Fed cut. By purchasing longer duration assets and One-month LIBOR floaters, a 2.5 year duration can be created that will benefit from lower rates more than a portfolio comprised entirely of 2.5 year duration securities. Because of the shape of the curve, this barbell portfolio delivers more current yield than a bullet portfolio.

  The well structured fixed rate CMOs and the high-quality hybrid ARMs provided partial protection against the systematic widening of the entire mortgage sector during the latter half of the year. All mortgage products suffered from the sub-prime contagion and credit crisis during August and September of 2007. The flight to quality bid in the Treasury and Agency debenture market caused the peer group of ASCPX to post stellar returns during this timeframe. Because the Fund is categorized by Morningstar based on duration rather than portfolio composition, the Morningstar peer group has
--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                          ASSET MANAGEMENT FUND REVIEW
                                OCTOBER 31, 2007

limited exposure to mortgage-backed securities. This lack of mortgage exposure contributed to the less than ideal percentile ranking. However, on a 3 and 5-year basis, ASCPX is still outperforming its peer group. (49th and 38th percentiles, respectively).

  THE FUND POSTED A 95TH PERCENTILE, 1-YEAR RANKING IN THE MORNINGSTAR SHORT GOVERNMENT CATEGORY WITH A 3.31% TOTAL RETURN FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2007.

AMF U.S. GOVERNMENT MORTGAGE FUND

  During the year, the U.S. Government Mortgage's portfolio underwent similar changes as ASCPX, for the reasons stated in that Fund's write-up. However, due to the 80% agency mortgage allocation prospectus requirements, the duration allocation adjustments were executed within the agency CMO space, as opposed to the private-label mortgage market. One-month LIBOR floaters were added, giving the portfolio a 10% exposure to this sector. The fixed rate CMO allocation was reduced by 11%, partially to fund the LIBOR floater purchases. The component bonds were changed in favor of slightly longer duration CMOs to offset the shorter duration floaters and maintain overall portfolio duration of approximately 3.5 years.

  The fund liquidated some AA hybrid ARM securities to raise cash in anticipation of tougher conditions in the mortgage market. As mentioned earlier, those conditions began to negatively affect primary issuance and secondary market trading during the last two quarters of 2007. As spreads continue to widen across myriad sectors of U.S. MBS, more attractive risk/reward opportunities may precipitate re-allocation of the fund's cash holdings.

  THE FUND POSTED A 48TH PERCENTILE, 1-YEAR RANKING IN THE MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY WITH A 4.69% TOTAL RETURN FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2007.

AMF LARGE CAP EQUITY FUND REVIEW

  October 31, 2007

  The Large Cap Equity portfolio is a new addition to the AMF family of funds this year. The predecessor Fund's inception dates back to 1953 with an annual reporting period ending on December 31st. As a result of its merger into the Asset Management Fund its year-end date is now October 31st. The discussion that follows covers the interim period of December 31, 2006 to October 31, 2007.

  During the 10-month period ending October 31, 2007, the AMF Large Cap Equity Fund produced a total return of 5.11%. Total return figures for the benchmark indices were 11.00% for the Lipper Large Capitalization Core Funds Average and 10.86% for the S&P 500 Index for the same period. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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                          ASSET MANAGEMENT FUND REVIEW
                                OCTOBER 31, 2007

  The AMF Large Cap Equity Fund's investment philosophy focuses on investing in high quality large capitalization stocks, due to their consistency of earnings and dividends and their lower risk attributes. The Fund's management team estimates each company's intrinsic value and seeks to purchase shares when they are available at a favorable discount to the market price. A stock investor's return is ultimately determined by the fundamental growth in a company's intrinsic value per share coupled with the change in the discount or premium associated with that value. Over the very long-term, business fundamentals have the largest impact on investment performance, however, over the short-term, investor sentiment tends to determine stock prices.

  During the 10-months ended October 31st, the stock markets' performance was a reflection of strong global economic growth and its influence on rising energy and commodity prices. The best performing sectors within the S&P 500 were energy with a gain of 28.5% followed by materials (+25.3%) and information technology (+23.9%). Areas of the market that were most negatively affected during the period included those in the cross hairs of the credit crisis, i.e. the financials (-8.7%), as well as those areas most susceptible to the rising possibility of an economic slowdown, specifically consumer discretionary (-4.3%).

  In light of the Fund's focus on investing in high quality companies with sustainable earnings and dividend growth prospects, our exposure to the more cyclical sectors of the market is very limited. Consequently, our performance during the period reflects this. However, in our opinion, the intrinsic values of our portfolio companies collectively grew at a favorable rate and these values, relative to the prices listed on the stock markets, remain attractive.

  As has been our practice, portfolio turnover is quite low, approximately 15-20% per year. This translates into an average holding period of 5 years or more. In keeping with our low turnover approach, we added four new companies to the portfolio during the period while eliminating three. The new additions included IBM, Staples, UnitedHealth Group and Wells Fargo. All of these companies meet our criteria for quality, sustainable growth and valuation. Two of the companies they replaced were eliminated primarily due to deteriorating fundamentals, including Merrill Lynch and Pfizer. Lastly, William Wrigley Jr. was removed from the portfolio after its stock price rose significantly and exceeded our estimate of intrinsic value.

  As the economy increasingly shows signs of a slowdown resulting from a difficult credit environment, weakening consumer sentiment and rising energy and commodity prices, we believe investors will gravitate toward higher quality companies as these businesses have historically shown resilience during difficult economic periods. We remain confident that our investment philosophy of owning high quality large capitalization companies at favorable valuations will continue to be prudent over the long-term.

--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

-------------------------
               INVESTMENT
               COMPARISON

  Comparison of change in
                 value of
   a hypothetical $10,000
 investment for the years
         ended October 31

--------------------------------------------------------------------------------
ULTRA SHORT MORTGAGE FUND

[GRAPH]

                                                                                                      LEHMAN 6 MONTH T-BILL
                                                                 ULTRA SHORT MORTGAGE FUND              BELLWETHERS INDEX
                                                                 -------------------------            ---------------------
1997                                                                       10000                              10000
1998                                                                       10500                              10586
1999                                                                       10997                              11081
2000                                                                       11726                              11755
2001                                                                       12544                              12477
2002                                                                       12936                              12758
2003                                                                       13139                              12935
2004                                                                       13375                              13094
2005                                                                       13619                              13437
2006                                                                       14231                              14064
2007                                                                       14896                              14842

                                                    GROSS EXPENSE RATIO
                                                           0.76%

                                           The above expense ratio is from the
                                           Fund's prospectus dated March 1,
                                           2007. Additional information
                                           pertaining to the Fund's expense
                                           ratio as of October 31, 2007 can be
                                           found in the Financial Highlights.

                                           -------------------------------------

                                           Ultra Short Mortgage Fund

                                                                              One         Five          Ten
                                                                             Year         Year         Year
                                                                             ------------------------------
                                                                             4.67         2.86         4.07

--------------------------------------------------------------------------------
ULTRA SHORT FUND

[GRAPH]

                                                                      ULTRA SHORT FUND              6 MONTH T-BILL BELLWETHERS
                                                                      ----------------              --------------------------
2001                                                                       10000                              10000
2002                                                                       10229                              10214
2003                                                                       10420                              10356
2004                                                                       10607                              10484
2005                                                                       10834                              10758
2006                                                                       11363                              11260
2007                                                                       11825                              11883

                                                    GROSS EXPENSE RATIO
                                                           0.78%

                                           The above expense ratio is from the
                                           Fund's prospectus dated March 1,
                                           2007. Additional information
                                           pertaining to the Fund's expense
                                           ratios as of October 31, 2007 can be
                                           found in the Financial Highlights.

                                           -------------------------------------

                                           Ultra Short Fund

                                                                              One         Five         Since
                                                                             Year         Year       Inception
                                                                             ------------------------------
                                                                             4.07         2.94         2.85

--------------------------------------------------------------------------------
  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE FIGURES IN THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. The Lehman 6 Mo. T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The Lehman index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The Lehman index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

-------------------------
               INVESTMENT
               COMPARISON

  Comparison of change in
                 value of
   a hypothetical $10,000
 investment for the years
         ended October 31

--------------------------------------------------------------------------------
SHORT U.S. GOVERNMENT FUND

[GRAPH]

                                                                                                      LEHMAN 6 MONTH T-BILL
                                                                 ULTRA SHORT MORTGAGE FUND              BELLWETHERS INDEX
                                                                 -------------------------            ---------------------
1997                                                                       10000                              10000
1998                                                                       10708                              10765
1999                                                                       10977                              11085
2000                                                                       11610                              11765
2001                                                                       12731                              13079
2002                                                                       13238                              13742
2003                                                                       13493                              14034
2004                                                                       13778                              14305
2005                                                                       13961                              14408
2006                                                                       14592                              15025
2007                                                                       15312                              15886

                                                    GROSS EXPENSE RATIO
                                                           0.51%

                                           The above expense ratio is from the
                                           Fund's prospectus dated March 1,
                                           2007. Additional information
                                           pertaining to the Fund's expense
                                           ratio as of October 31, 2007 can be
                                           found in the Financial Highlights.

                                           -------------------------------------

                                           Short U.S. Government Fund

                                                                              One         Five          Ten
                                                                             Year         Year         Year
                                                                             ------------------------------
                                                                             4.93         2.95         4.35

--------------------------------------------------------------------------------
INTERMEDIATE MORTGAGE FUND

[GRAPH]

                                                  INTERMEDIATE MORTGAGE                                      LEHMAN 1-5 YEAR
                                                          FUND                LEHMAN MORTGAGE INDEX         GOVERNMENT INDEX
                                                  ---------------------       ---------------------         ----------------
1997                                                      10000                       10000                       10000
1998                                                      10719                       10729                       10853
1999                                                      10968                       11051                       11075
2000                                                      11677                       11888                       11778
2001                                                      13031                       13443                       13240
2002                                                      13570                       14291                       14031
2003                                                      13761                       14683                       14353
2004                                                      14148                       15501                       14727
2005                                                      14300                       15772                       14766
2006                                                      15000                       16668                       15408
2007                                                      15497                       17616                       16322

                                                    GROSS EXPENSE RATIO
                                                           0.58%

                                           The above expense ratio is from the
                                           Fund's prospectus dated March 1,
                                           2007. Additional information
                                           pertaining to the Fund's expense
                                           ratios as of October 31, 2007 can be
                                           found in the Financial Highlights.

                                           -------------------------------------

                                           Intermediate Mortgage Fund

                                                                              One         Five          Ten
                                                                             Year         Year         Year
                                                                             ------------------------------
                                                                             3.31         2.69         4.48

--------------------------------------------------------------------------------

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE FIGURES IN THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. The Lehman 1-3 Year Government Index is an unmanaged index generally representative of government securities with maturities of one to three years. The Lehman Fixed Rate Mortgage Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Lehman 1-5 Year Government Index is an unmanaged index generally representative of government securities with maturities of one to five years. Lehman indices do not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

-------------------------
               INVESTMENT
               COMPARISON

  Comparison of change in
                 value of
   a hypothetical $10,000
 investment for the years
         ended October 31

--------------------------------------------------------------------------------
US GOVERNMENT MORTGAGE FUND

[GRAPH]

                                                                    U.S. GOV'T MORTGAGE               LEHMAN MORTGAGE INDEX
                                                                    -------------------               ---------------------
1997                                                                       10000                              10000
1998                                                                       10758                              10729
1999                                                                       10933                              11051
2000                                                                       11687                              11888
2001                                                                       13089                              13443
2002                                                                       13683                              14291
2003                                                                       13962                              14683
2004                                                                       14593                              15501
2005                                                                       14728                              15772
2006                                                                       15470                              16668
2007                                                                       16195                              17616

                                                    GROSS EXPENSE RATIO
                                                           0.48%

                                           The above expense ratio is from the
                                           Fund's prospectus dated March 1,
                                           2007. Additional information
                                           pertaining to the Fund's expense
                                           ratios as of October 31, 2007 can be
                                           found in the Financial Highlights.

                                           -------------------------------------

                                           US Government Mortgage Fund

                                                                              One         Five          Ten
                                                                             Year         Year         Year
                                                                             ------------------------------
                                                                             4.69         3.43         4.94

--------------------------------------------------------------------------------
  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE FIGURES IN THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. The Lehman Fixed Rate Mortgage Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Lehman index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The Lehman index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

-------------------------
               INVESTMENT
               COMPARISON

  Comparison of change in
                 value of
   a hypothetical $10,000
 investment for the years
         ended October 31

--------------------------------------------------------------------------------

LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

The following graph shows that an investment of $10,000 in the Fund on October 31, 1996 would have been worth $18,018 on October 31, 2007, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $19,857. A similar investment in the Lipper Large Capitalization Core Funds Average, over the same period, would have grown to $18,464.

LARGE CAP EQUITY
INSTITUTIONAL FUND, INC.
CUMULATIVE TOTAL RETURN

[GRAPH]

                                                          FUND                         S&P                       LIPPER
                                                          ----                         ---                       ------
1997                                                      10000                       10000                       10000
1998                                                      12704                       12201                       11439
1999                                                      14284                       15332                       13961
2000                                                      14942                       16264                       15243
2001                                                      13717                       12216                       11770
2002                                                      12844                       10372                       10081
2003                                                      13943                       12528                       11934
2004                                                      14695                       13707                       12854
2005                                                      14923                       14902                       14011
2006                                                      16736                       17335                       16055
2007                                                      18018                       19857                       18464

THE FOREGOING INFORMATION IS A STATEMENT OF THE PAST PERFORMANCE OF THE FUND. PAST PERFORMANCE DOES NOT GUARANTEE AND DOES NOT PREDICT FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-527-3713.

                              GROSS EXPENSE RATIO
                                     1.10%

The above expense ratio is from the Fund's prospectus dated March 1, 2007. Additional information pertaining to the Fund's expense ratios as of October 31, 2007 can be found in the Financial Highlights.

-------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDING OCTOBER 31, 2007*

                                1 Year   5 Year   10 Years
                                --------------------------
Large Cap Equity Fund ........   7.66%    7.00%     6.06%
Lipper Large Capitalization
  Core Funds Average(1).......  14.71%   12.67%     6.12%
Dow Jones Industrial Average
  (DJIA)(2)...................  17.86%   13.20%     8.63%
Standard & Poor's 500
  Composite Stock Price Index
  (S&P 500)(3)................  14.55%   13.87%     7.10%

---------------

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Core Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The investment performance information presented does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------

(1) The Lipper Large Capitalization Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

(2) The Dow Jones Industrial Average represents the average of 30 actively traded blue chip stocks on the New York Stock Exchange (NYSE).

(3) The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET     MATURITY    PRINCIPAL
                                                     ASSETS       DATE        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT..........................       9.5%
  Bank of America, N.A., 4.98%                                    1/3/08   $  9,000,000   $  9,000,000
  Citibank, N.A.
     4.93%                                                      12/20/07      5,000,000      5,000,000
     4.98%                                                        1/2/08      4,000,000      4,000,000
                                                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $18,000,000)                                                                        18,000,000
                                                                                          ------------
REPURCHASE AGREEMENT.............................      90.6%
  Citigroup Repo, 4.92%,
     (Agreement dated 10/31/07 to be repurchased
     at $172,064,512 on 11/1/07 Collateralized by
     various U.S. Government Mortgage-Backed
     Securities, 4.50%-6.25%, with a value of
     $175,481,820, due 2/15/23-6/25/44)                                     172,041,000    172,041,000
                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $172,041,000)                                                                      172,041,000
                                                                                          ------------
TOTAL INVESTMENTS................................     100.1%
  (Cost $190,041,000)                                                                      190,041,000
LIABILITIES IN EXCESS OF OTHER ASSETS............      (0.1%)                                 (163,753)
                                                                                          ------------
Net Assets applicable to 189,889,198 Shares of
  Common Stock issued and outstanding............     100.0%                              $189,877,247
                                                                                          ============
Net Asset Value, Class I offering and redemption
  price per share ($131,719,844 / 131,731,364)                                                   $1.00
                                                                                          ============
Net Asset Value, Class D offering and redemption
  price per share ($58,157,403 / 58,157,834)                                                     $1.00
                                                                                          ============

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET      MATURITY    PRINCIPAL
                                                  ASSETS        DATE        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED
  SECURITIES*...............................       71.4%
  1 Yr. Constant Maturity Treasury Based
     ARMS...................................        6.5%
     Bear Stearns Adjustable Rate Mortgage
       Trust
       7.47%                                                   3/25/31   $  3,226,792   $    3,249,343
     CS First Boston Mortgage Securities
       Corp.
       8.71%                                                  11/25/31      1,322,140        1,348,489
       7.31%                                                   6/25/32        802,094          801,843
     Fannie Mae
       7.41%                                                    7/1/28      6,572,161        6,855,585
       7.00%                                                    8/1/29      4,414,301        4,585,355
       6.75%                                                    3/1/30      2,618,923        2,716,314
       7.18%                                                    1/1/32      8,783,113        9,139,928
       7.19%                                                    5/1/33      3,746,347        3,889,176
       7.19%                                                    9/1/33      7,470,451        7,787,945
       6.30%                                                   5/25/42     12,792,694       12,896,634
     Fannie Mae Grantor Trust
       6.41%                                                   5/25/42      7,369,277        7,422,244
     Fannie Mae Whole Loan
       6.66%                                                   8/25/42      6,924,719        6,974,491
     Fifth Third Mortgage Loan Trust
       6.10%                                                  11/19/32      7,137,395        7,133,607
     Freddie Mac
       6.83%                                                   10/1/22      2,712,879        2,793,417
       7.23%                                                    8/1/24      2,605,921        2,698,757
       7.16%                                                    9/1/27      3,145,659        3,264,604
       7.16%                                                   12/1/27      2,998,583        3,111,967
       7.20%                                                   12/1/27      3,025,190        3,142,416
       7.13%                                                    9/1/28     21,088,871       21,899,474
       7.09%                                                    9/1/30      2,262,852        2,348,416
       7.18%                                                    7/1/31     13,502,274       14,017,048
     WAMU Mortgage Pass-Through Certificates
       6.33%                                                   4/25/44      9,466,005        9,442,340
                                                                                        --------------
                                                                                           137,519,393
                                                                                        --------------
  6 Mo. Certificate of Deposit Based ARMS...        0.4%
     Fannie Mae
       6.35%                                                    6/1/21      2,963,186        2,968,636
       6.83%                                                   12/1/24      4,649,616        4,719,411
     Freddie Mac
       7.04%                                                    1/1/26      1,435,195        1,458,629
                                                                                        --------------
                                                                                             9,146,676
                                                                                        --------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET      MATURITY    PRINCIPAL
                                                  ASSETS        DATE        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------
  6 Mo. London Interbank Offering Rate
     (LIBOR) Based ARMS.....................        5.7%
     Bear Stearns Adjustable Rate Mortgage
       Trust
       8.05%                                                   3/25/31   $    819,008   $      819,008
     Fannie Mae
       6.65%                                                    9/1/27      8,050,014        8,150,857
       6.61%                                                    3/1/28      6,918,026        7,009,558
       6.91%                                                    6/1/28      1,316,314        1,342,702
       6.55%                                                   12/1/32        941,113          949,270
       6.61%                                                    9/1/33      2,741,937        2,768,953
       6.55%                                                   11/1/33      5,036,369        5,086,430
       6.58%                                                   11/1/33      3,931,208        3,974,770
     Freddie Mac
       7.51%                                                    9/1/30      6,465,561        6,627,071
     Mastr Adjustable Rate Mortgages Trust
       6.89%                                                   1/25/34      1,873,574        1,878,258
     MLCC Mortgage Investors, Inc.
       7.01%                                                  10/25/28     14,190,247       14,341,018
     Structured Asset Mortgage Investments,
       Inc.
       6.94%                                                   7/19/32      4,758,800        4,812,336
       7.17%                                                  11/19/33      6,114,314        6,194,564
       7.12%                                                  12/19/33     11,355,078       11,486,371
     Structured Asset Securities Corp.
       6.85%                                                   5/25/32      2,910,978        2,914,617
       7.69%                                                  11/25/32      4,355,022        4,393,128
       7.75%                                                  12/25/32      6,353,226        6,468,378
       7.87%                                                   2/25/33      6,408,507        6,510,643
       7.70%                                                   3/25/33      4,470,470        4,551,497
       7.84%                                                   5/25/33     12,609,554       12,881,448
       7.68%                                                   9/25/33      9,082,712        9,238,821
                                                                                        --------------
                                                                                           122,399,698
                                                                                        --------------
  Cost of Funds Index Based ARMS............        5.2%
     Fannie Mae
       5.54%                                                   11/1/32     10,064,713       10,077,294
       5.53%                                                    8/1/33     19,598,368       19,622,866
       5.53%                                                    5/1/35     41,627,116       41,679,150
       5.53%                                                   11/1/36     22,804,714       22,833,220
       5.53%                                                    6/1/38     15,493,684       15,513,050
                                                                                        --------------
                                                                                           109,725,580
                                                                                        --------------
  HYBRID ARMS...............................       12.3%
     Banc of America Funding Corp.
       4.11%                                                   5/25/35     15,137,745       14,667,968

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET      MATURITY    PRINCIPAL
                                                  ASSETS        DATE        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------
     Banc of America Mortgage Securities
       3.89%                                                   7/25/33   $  6,416,752   $    6,315,612
     Bear Stearns Adjustable Rate Mortgage
       Trust
       5.21%                                                   8/25/35     13,617,987       13,408,288
     Chase Mortgage Finance Corp.
       5.41%                                                   1/25/36     10,960,074       10,848,376
     Countrywide Home Loans
       4.13%                                                  11/19/33      5,350,786        5,220,900
       6.00%                                                   5/20/36      4,567,929        4,396,632
     First Horizon Alternative Mortgage
       Securities
       5.32%                                                   6/25/35      9,624,423        9,439,736
     First Horizon Mortgage Pass-Through
       Trust
       5.14%                                                  12/25/34      3,964,442        3,914,697
     GSR Mortgage Loan Trust
       4.56%                                                   9/25/35     22,023,123       21,412,608
       5.20%                                                  10/25/35     15,829,828       15,357,390
     JP Morgan Mortgage Trust
       4.82%                                                   7/25/35     10,437,029       10,030,108
       5.23%                                                   9/25/35      5,464,281        5,446,162
     Mastr Adjustable Rate Mortgages Trust
       7.29%                                                  10/25/32      1,833,648        1,848,766
     Merrill Lynch Mortgage Investors Trust
       4.88%                                                   2/25/34      8,275,302        8,154,751
     Morgan Stanley Mortgage Loan Trust
       4.89%                                                   2/25/34      7,907,862        7,694,779
       5.20%                                                   9/25/34      4,601,959        4,506,171
       5.47%                                                   6/25/36     11,463,921       11,304,182
     Provident Funding Mortgage Loan Trust
       4.10%                                                   4/25/34      4,261,776        4,179,533
     Residential Accredit Loans, Inc.
       5.27%                                                   4/25/35      8,215,235        8,064,962
     Structured Adjustable Rate Mortgage
       Loan Trust
       4.82%                                                   5/25/34     11,967,504       11,707,742
       6.11%                                                   5/25/36      8,935,708        8,704,282
     WAMU Mortgage Pass-Through Certificates
       4.38%                                                   6/25/33      4,484,347        4,444,775

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET      MATURITY    PRINCIPAL
                                                  ASSETS        DATE        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------
     Wells Fargo Mortgage Backed Securities
       Trust
       3.54%                                                   9/25/34   $  9,504,964   $    9,164,806
       4.56%                                                  11/25/34     14,707,915       14,374,924
       3.99%                                                  12/25/34     18,995,049       18,501,549
       5.11%                                                   3/25/36     19,938,665       19,352,743
       5.64%                                                   5/25/36      9,974,960        9,789,833
                                                                                        --------------
                                                                                           262,252,275
                                                                                        --------------
MONTHLY London Interbank Offering Rate
  (LIBOR) Collateralized Mortgage
  Obligations...............................       41.3%
     Adjustable Rate Mortgage Trust
       5.07%                                                   3/25/37     21,491,114       21,054,576
     Banc of America Funding Corp.
       5.29%                                                   2/20/47     10,781,000       10,144,247
     Fannie Mae
       5.44%                                                   9/18/31      5,289,109        5,311,991
       5.19%                                                   8/25/35     27,477,467       27,265,028
       5.17%                                                  12/25/36     49,049,479       48,865,838
       5.17%                                                  12/25/36     32,192,742       32,067,992
       5.12%                                                   2/25/37     85,843,937       85,404,442
       5.13%                                                   2/25/37     88,428,895       88,031,929
       5.13%                                                   3/25/37     43,648,869       43,508,158
     Freddie Mac
       5.39%                                                  11/15/36     39,508,444       39,357,912
     Greenpoint Mortgage Funding Trust
       5.18%                                                  10/25/45     15,052,443       14,958,365
     GSR Mortgage Loan Trust
       5.22%                                                   3/25/32      2,882,913        2,868,928
     Indymac INDX Mortgage Loan Trust
       5.17%                                                   2/25/37     11,797,000       11,325,120
       5.20%                                                   2/25/37      4,857,000        4,668,791
       5.22%                                                   2/25/37      3,470,000        3,338,791
     JP Morgan Alternative Loan Trust
       5.09%                                                  11/25/36      7,662,550        7,506,904
       5.18%                                                  11/25/36     15,968,000       15,419,100
     Lehman XS Trust
       5.03%                                                   3/25/37     98,581,952       97,134,029
     Merrill Lynch Mortgage Investors Trust
       5.07%                                                   7/25/36     11,054,017       10,981,475

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET      MATURITY    PRINCIPAL
                                                  ASSETS        DATE        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------
     Morgan Stanley Mortgage Loan Trust
       5.11%                                                   8/25/36   $ 25,835,137   $   25,189,259
       5.11%                                                   9/25/36     10,043,774        9,530,597
       5.11%                                                  10/25/36     11,897,718       11,334,432
       5.12%                                                  11/25/36     18,687,408       17,963,271
     Nomura Asset Acceptance Corp.
       5.22%                                                  12/25/35      7,803,246        7,781,761
     Residential Accredit Loans, Inc.
       5.09%                                                   7/25/36     21,065,768       20,644,452
     Structured Adjustable Rate Mortgage
       Loan Trust
       5.08%                                                   2/25/37     13,617,482       13,243,001
     Thornburg Mortgage Securities Trust
       5.00%                                                   7/25/36     73,092,385       73,092,385
       5.05%                                                   8/25/36     55,606,956       55,433,184
     Wells Fargo Mortgage Backed Securities
       Trust
       5.37%                                                   6/25/37     41,070,040       40,762,015
       5.37%                                                   6/25/37     37,229,092       36,949,874
                                                                                        --------------
                                                                                           881,137,847
                                                                                        --------------
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
  SECURITIES (Cost $1,527,380,225)                                                       1,522,181,469
                                                                                        --------------
FIXED RATE MORTGAGE-RELATED SECURITIES......       19.0%
  Collateralized Mortgage Obligations.......       19.0%
     Fannie Mae
       4.35%                                                   3/25/34     33,423,921       32,838,824
       4.50%                                                   3/25/35     20,203,755       19,379,798
       4.35%                                                   9/25/36     58,611,673       57,415,080
       4.25%                                                   2/25/37     65,685,278       62,332,050
       4.25%                                                   4/25/37     46,564,865       44,581,062
       4.25%                                                   5/25/37     63,723,058       60,606,671
     Freddie Mac
       4.25%                                                  12/15/36     65,139,504       61,984,228
     Prime Mortgage Trust
       5.25%                                                   1/25/34     10,312,855       10,240,077
     Residential Accredit Loans, Inc.
       6.00%                                                  12/25/35     15,228,431       15,261,795
       6.00%                                                   5/25/36     24,554,160       24,530,861

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET      MATURITY    PRINCIPAL
                                                  ASSETS        DATE        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------
     Residential Asset Securitization Trust
       5.50%                                                   9/25/35   $ 16,167,342   $   16,127,676
                                                                                        --------------
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
  (Cost $408,860,958)                                                                      405,298,122
                                                                                        --------------
REPURCHASE AGREEMENTS.......................        9.5%
  Bear Stearns Repo, 4.94%*, (Agreement
     dated 10/31/07 to be repurchased at
     $90,036,800 on 11/1/07. Collateralized
     by an Adjustable Rate U.S. Government
     Mortgage-Backed Security, 5.17%, with a
     value of $92,784,397, due 3/25/37)                                    90,000,000       90,000,000
  Citigroup Repo, 4.92%, (Agreement dated
     10/31/07 to be repurchased at
     $111,336,214 on 11/1/07. Collateralized
     by various U.S. Government Mortgage-
     Backed Securities, 4.50%-6.00%, with a
     value of $113,547,420, due 4/15/28-
     6/25/34)                                                             111,321,000      111,321,000
                                                                                        --------------
  TOTAL REPURCHASE AGREEMENTS (Cost
     $201,321,000)                                                                         201,321,000
                                                                                        --------------
TOTAL INVESTMENTS
  (Cost $2,137,562,183).....................       99.9%                                 2,128,800,591
OTHER ASSETS IN EXCESS OF LIABILITIES.......        0.1%                                     3,088,526
                                                                                        --------------
Net Assets applicable to 221,664,648 Shares
  of Common Stock issued and outstanding....      100.0%                                $2,131,889,117
                                                                                        ==============
Net Asset Value, offering and redemption
  price per share
  ($2,131,889,117 / 221,664,648)                                                                 $9.62
                                                                                        ==============

--------------------------------------------------------------------------------
* The rates presented are the rates in effect at October 31, 2007.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET      MATURITY    PRINCIPAL
                                                     ASSETS        DATE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*...       76.6%
  1 Yr. Constant Maturity Treasury Based ARMS..       18.6%
     Fannie Mae
       7.15%                                                      10/1/28   $ 1,060,587   $  1,104,999
       7.47%                                                      12/1/30     2,505,593      2,620,694
       7.18%                                                       1/1/32     8,715,427      9,069,491
       7.13%                                                       7/1/33     3,559,562      3,704,169
       7.13%                                                      12/1/33     1,674,100      1,741,064
     Freddie Mac
       7.22%                                                      11/1/28       823,764        855,427
       7.74%                                                       1/1/29     3,223,423      3,365,456
       7.13%                                                       7/1/30     2,979,240      3,098,409
       7.21%                                                       9/1/30       613,933        634,078
       7.36%                                                       8/1/31     6,091,680      6,356,287
     Fund America Investors Corp. II
       6.92%                                                      6/25/23     2,314,521      2,308,734
     WAMU Mortgage Pass-Through Certificates
       6.33%                                                      4/25/44     1,456,309      1,452,668
                                                                                          ------------
                                                                                            36,311,476
                                                                                          ------------
  6 Mo. Certificate of Deposit Based ARMS......        1.9%
     Fannie Mae
       6.33%                                                       4/1/20     3,661,174      3,664,067
                                                                                          ------------
  6 Mo. London Interbank Offering Rate (LIBOR)
     Based ARMS................................        1.8%
     Structured Adjustable Rate Mortgage Loan
       Trust
       7.26%                                                      8/25/34     2,052,992      2,076,088
     Structured Asset Securities Corp.
       7.69%                                                     11/25/32       694,205        700,279
       7.70%                                                     11/25/32       694,205        700,280
                                                                                          ------------
                                                                                             3,476,647
                                                                                          ------------
  Cost of Funds Index Based ARMS...............        0.6%
     Regal Trust IV
       5.72%                                                      9/29/31       720,344        720,344

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET      MATURITY    PRINCIPAL
                                                     ASSETS        DATE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
     Ryland Mortgage Securities Corp.
       6.18%                                                     10/25/23   $   489,593   $    489,593
                                                                                          ------------
                                                                                             1,209,937
                                                                                          ------------
  HYBRID ARMS..................................       24.9%
     Adjustable Rate Mortgage Trust
       4.90%                                                     10/25/35     2,075,000      2,071,962
       5.04%                                                      3/25/36     1,597,458      1,592,969
     Banc of America Funding Corp.
       5.04%                                                      5/20/35     5,908,525      5,796,726
       4.61%                                                      2/20/36     1,919,982      1,827,883
     Bear Stearns Adjustable Rate Mortgage
       Trust
       4.81%                                                     10/25/35     5,735,329      5,543,288
     GSR Mortgage Loan Trust
       5.22%                                                      1/25/36     4,978,622      4,821,623
     Morgan Stanley Mortgage Loan Trust
       5.47%                                                      6/25/36     3,959,973      3,831,151
     Mortgageit Trust
       4.75%                                                      5/25/35     1,611,032      1,574,234
       4.75%                                                      5/25/35     1,006,016        978,353
     Sequoia Mortgage Trust
       4.08%                                                      4/20/35     1,740,000      1,693,497
     Structured Adjustable Rate Mortgage Loan
       Trust
       5.48%                                                      4/25/35     3,981,290      3,946,295
       5.76%                                                     10/25/35     6,372,253      6,328,348
     WAMU Mortgage Pass-Through Certificates
       4.83%                                                      2/25/33     1,341,904      1,329,832
     Wells Fargo Mortgage Backed Securities
       Trust
       4.11%                                                      6/25/35     7,502,694      7,224,260
                                                                                          ------------
                                                                                            48,560,421
                                                                                          ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET      MATURITY    PRINCIPAL
                                                     ASSETS        DATE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
  MONTHLY London Interbank Offering Rate
     (LIBOR) Collateralized Mortgage
     Obligations...............................       28.8%
     Adjustable Rate Mortgage Trust
       5.14%                                                     11/25/35   $ 3,839,014   $  3,827,017
     American Home Mortgage Investment Trust
       5.02%                                                      9/25/35     2,250,179      2,248,630
     Bear Stearns Alt-A Trust
       5.09%                                                      8/25/36     7,137,899      6,923,762
     Fannie Mae
       5.12%                                                      2/25/37    10,301,272     10,248,533
       5.13%                                                      3/25/37     7,657,696      7,633,010
     Freddie Mac
       5.35%                                                      1/15/37     9,253,161      9,206,601
     Merrill Lynch Alternative Note Asset
       5.14%                                                      1/25/37     2,841,000      2,297,659
     Morgan Stanley Mortgage Loan Trust
       4.96%                                                      6/25/36     4,309,392      4,283,652
     Sequoia Mortgage Trust
       5.31%                                                      9/20/33     2,717,134      2,717,983
     Structured Asset Mortgage Investments,
       Inc.
       6.22%                                                      2/19/35     2,276,890      2,276,890
     Structured Asset Securities Corp.
       6.12%                                                      3/25/33     1,054,770      1,060,374
       6.22%                                                      5/25/33     1,823,021      1,833,276
       6.07%                                                     11/25/33     1,663,848      1,672,687
                                                                                          ------------
                                                                                            56,230,074
                                                                                          ------------
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
  SECURITIES
  (Cost $150,049,774)                                                                      149,452,622
                                                                                          ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET      MATURITY    PRINCIPAL
                                                     ASSETS        DATE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE-RELATED SECURITIES.........       13.1%
  Collateralized Mortgage Obligations..........       13.1%
     Fannie Mae
       4.35%                                                      9/25/36   $12,559,644   $ 12,303,231
       4.25%                                                      4/25/37     8,831,146      8,454,913
     Freddie Mac
       3.03%                                                      6/15/17     5,020,126      4,736,212
                                                                                          ------------
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
  (Cost $25,503,730)                                                                        25,494,356
                                                                                          ------------
REPURCHASE AGREEMENT...........................       10.3%
  Citigroup Repo, 4.92%, (Agreement dated
     10/31/07 to be repurchased at $20,215,762
     on 11/1/07. Collateralized by an
     Adjustable Rate U.S. Government
     Mortgage-Backed Security, 5.30%, with a
     value of $20,617,260, due 7/20/37)........                              20,213,000     20,213,000
                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $20,213,000)                                                                        20,213,000
                                                                                          ------------
TOTAL INVESTMENTS
  (Cost $195,766,504)..........................      100.0%                                195,159,978
OTHER ASSETS IN EXCESS OF LIABILITIES..........        0.0%                                        740
                                                                                          ------------
Net Assets applicable to 20,298,363 Shares of
  Common Stock issued and outstanding..........      100.0%                               $195,160,718
                                                                                          ============
Net Asset Value, offering and redemption price
  per share ($195,160,718 / 20,298,363)                                                          $9.61
                                                                                          ============

--------------------------------------------------------------------------------
* The rates presented are the rates in effect at October 31, 2007.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET      MATURITY    PRINCIPAL
                                                     ASSETS        DATE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*...       46.7%
  1 Yr. Constant Maturity Treasury Based ARMS..       18.5%
     Fannie Mae
       7.19%                                                       5/1/26   $ 2,492,904   $  2,591,062
       7.40%                                                       5/1/31     2,388,911      2,492,679
       7.18%                                                       1/1/32     9,683,807     10,077,212
     Freddie Mac
       7.34%                                                       5/1/18       524,064        542,243
       7.22%                                                       3/1/27     1,513,713      1,572,370
       7.36%                                                       8/1/31     7,014,485      7,319,176
                                                                                          ------------
                                                                                            24,594,742
                                                                                          ------------
  HYBRID ARMS..................................       10.8%
     Adjustable Rate Mortgage Trust
       4.95%                                                     10/25/35     2,018,837      2,013,209
     Banc of America Funding Corp.
       5.04%                                                      5/20/35     3,939,017      3,864,484
     Bear Stearns Adjustable Rate Mortgage
       Trust
       4.81%                                                     10/25/35     2,602,361      2,538,185
     Indymac INDX Mortgage Loan Trust
       5.43%                                                      7/25/35     4,171,584      4,092,985
       5.42%                                                      9/25/35     1,785,466      1,779,747
                                                                                          ------------
                                                                                            14,288,610
                                                                                          ------------
  MONTHLY London Interbank Offering Rate
     (LIBOR) Collateralized Mortgage
     Obligations...............................       17.4%
     Fannie Mae
       5.12%                                                      2/25/37    10,301,272     10,248,533
       5.13%                                                      3/25/37     5,743,272      5,724,758
     Freddie Mac
       5.35%                                                      1/15/37     7,124,934      7,089,083
                                                                                          ------------
                                                                                            23,062,374
                                                                                          ------------
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
  SECURITIES
  (Cost $62,026,878)                                                                        61,945,726
                                                                                          ------------


--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET      MATURITY    PRINCIPAL
                                                     ASSETS        DATE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE-RELATED SECURITIES.........       26.8%
  15 Yr. Securities............................        0.2%
     Freddie Mac
       8.00%                                                     12/17/15   $   260,629   $    264,750
                                                                                          ------------
  Collateralized Mortgage Obligations..........       26.6%
     Fannie Mae
       4.35%                                                      3/25/34     4,341,956      4,265,949
       4.35%                                                      9/25/36    12,559,644     12,303,231
       4.25%                                                      4/25/37     4,415,573      4,227,456
     Freddie Mac
       3.03%                                                      6/15/17    10,953,003     10,333,554
       4.25%                                                     12/15/36     4,388,331      4,175,766
                                                                                          ------------
                                                                                            35,305,956
                                                                                          ------------
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
  (Cost $35,746,726)                                                                        35,570,706
                                                                                          ------------
U.S. TREASURY OBLIGATIONS......................        6.1%
     U.S. Treasury Notes
       4.88%                                                      5/15/09     3,000,000      3,040,547
       4.75%                                                      5/15/14     3,000,000      3,085,078
       4.25%                                                     11/15/14     2,000,000      1,993,594
                                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost
  $8,112,281)                                                                                8,119,219
                                                                                          ------------


--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET      MATURITY    PRINCIPAL
                                                     ASSETS        DATE       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT...........................       20.0%
  Citigroup Repo, 4.92%, (Agreement dated
     10/31/07 to be repurchased at $26,566,630
     on 11/1/07. Collateralized by various U.S.
     Government Mortgage-Backed Securities,
     5.30%-5.50%, with a value of $27,094,261,
     due 2/15/33-7/20/37)                                                   $26,563,000   $ 26,563,000
                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $26,563,000)...........................                                             26,563,000
                                                                                          ------------
TOTAL INVESTMENTS
  (Cost $132,448,885)..........................       99.6%                                132,198,651
OTHER ASSETS IN EXCESS OF
  LIABILITIES..................................        0.4%                                    528,015
                                                                                          ------------
Net Assets applicable to 12,822,122 Shares of
  Common Stock issued and outstanding..........      100.0%                               $132,726,666
                                                                                          ============
Net Asset Value, offering and redemption price
  per share ($132,726,666 / 12,822,122)                                                         $10.35
                                                                                          ============

--------------------------------------------------------------------------------
* The rates presented are the rates in effect at October 31, 2007.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET     MATURITY    PRINCIPAL
                                                     ASSETS       DATE       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*.....     51.5%
  1 Yr. Constant Maturity Treasury Based ARMS....      3.7%
     Countrywide Home Loans
       7.42%                                                     1/20/35   $ 3,373,741   $  3,432,781
     Lehman XS Trust
       5.93%                                                    11/25/35     5,200,550      5,131,481
                                                                                         ------------
                                                                                            8,564,262
                                                                                         ------------
  HYBRID ARMS....................................     35.8%
     Adjustable Rate Mortgage Trust
       5.25%                                                    10/25/35     8,863,698      8,709,075
     Banc of America Mortgage Securities
       4.33%                                                     3/25/33     1,773,680      1,764,406
       7.25%                                                     4/25/33        81,154         81,694
     Bear Stearns Adjustable Rate Mortgage Trust
       4.81%                                                    10/25/35    12,231,792     11,895,667
     Countrywide Alternative Loan Trust
       5.17%                                                    12/25/34     6,984,880      6,825,310
     Countrywide Home Loans
       4.92%                                                    12/25/33     3,606,704      3,540,112
       5.38%                                                    11/25/35     7,116,033      6,871,534
     CS First Boston Mortgage Securities Corp.
       4.99%                                                     6/25/33       720,241        711,887
     First Horizon Alternative Mortgage
       Securities
       5.44%                                                     7/25/35    11,246,834     11,022,891
     GSR Mortgage Loan Trust
       5.22%                                                     1/25/36     4,978,622      4,821,623
     JP Morgan Mortgage Trust
       4.97%                                                     8/25/35     3,965,257      3,864,624
     Structured Adjustable Rate Mortgage Loan
       Trust
       4.59%                                                     4/25/34     8,136,201      7,994,497
       5.54%                                                     6/25/36    10,000,000      9,963,229
     Wells Fargo Mortgage Backed Securities Trust
       6.15%                                                    12/25/36     4,397,079      4,265,166
                                                                                         ------------
                                                                                           82,331,715
                                                                                         ------------
MONTHLY London Interbank Offering Rate (LIBOR)
  Collateralized Mortgage Obligations............     12.0%
     American Home Mortgage Investment Trust
       5.02%                                                     9/25/35     2,103,879      2,102,431
     Banc of America Funding Corp.
       5.31%                                                     2/20/47     4,312,000      3,886,190
       5.34%                                                     2/20/47     3,594,000      3,258,186

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET     MATURITY    PRINCIPAL
                                                     ASSETS       DATE       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
     Fannie Mae
       5.13%                                                     3/25/37   $ 3,828,848   $  3,816,505
     Impac CMB Trust
       5.89%                                                     6/25/33     3,827,050      3,775,010
     Merrill Lynch Alternative Note Asset
       5.20%                                                     1/25/37     3,247,500      2,801,984
     Structured Adjustable Rate Mortgage Loan
       Trust
       5.16%                                                     2/25/37     2,415,000      2,150,859
       5.19%                                                     2/25/37     3,105,000      2,714,934
       5.23%                                                     2/25/37     3,450,000      3,028,453
                                                                                         ------------
                                                                                           27,534,552
                                                                                         ------------
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
     (Cost $121,762,989)                                                                  118,430,529
                                                                                         ------------
FIXED RATE MORTGAGE-RELATED SECURITIES...........     47.2%
  15 Yr. Securities..............................      3.5%
     Fannie Mae
       7.00%                                                      3/1/15       714,322        743,940
       7.00%                                                      3/1/15       405,144        421,508
       7.00%                                                      3/1/15       385,541        400,686
       7.50%                                                     11/1/15       543,280        572,153
       6.50%                                                      1/1/16       551,690        564,985
       6.00%                                                      6/1/16     1,407,985      1,439,093
       6.00%                                                      7/1/17     1,479,962      1,510,024
       6.00%                                                      7/1/17       706,185        720,529
     Freddie Mac
       7.50%                                                      1/1/10       193,168        196,601
       6.00%                                                      6/1/17     1,507,182      1,536,972
                                                                                         ------------
                                                                                            8,106,491
                                                                                         ------------
  Collateralized Mortgage Obligations............     43.7%
     Countrywide Alternative Loan Trust
       5.50%                                                    12/25/35     7,741,382      7,710,581
     Countrywide Home Loans
       5.75%                                                     2/25/37    10,000,000      9,566,446
       5.75%                                                     2/25/37    10,000,000      9,566,446
       5.75%                                                     5/25/37    10,000,000      9,654,207
     Credit Suisse Mortgage Capital Certificates
       6.00%                                                     5/25/36    10,000,000      9,983,183
       6.00%                                                     2/25/37     5,845,000      5,685,327
       6.00%                                                     2/25/37     1,095,000      1,065,087

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET     MATURITY    PRINCIPAL
                                                     ASSETS       DATE       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
     Fannie Mae
       4.00%                                                    10/25/32   $ 5,790,179   $  5,497,668
       5.00%                                                     9/25/35     3,517,694      3,494,235
       4.25%                                                     4/25/37     4,415,573      4,227,456
     First Horizon Alternative Mortgage
       Securities
       6.00%                                                     7/25/36     4,781,278      4,800,231
       6.00%                                                     7/25/36     3,798,528      3,737,915
     First Horizon Mortgage Pass-Through Trust
       5.75%                                                     5/25/36    10,000,000     10,038,330
     Freddie Mac
       5.00%                                                     2/15/30     8,933,000      8,740,133
     Residential Funding Mortgage Securities I
       6.00%                                                     1/25/37     6,900,000      6,694,706
                                                                                         ------------
                                                                                          100,461,951
                                                                                         ------------
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
  (Cost $109,910,520)                                                                     108,568,442
                                                                                         ------------
REPURCHASE AGREEMENT.............................      1.3%
  Citigroup Repo, 4.92%, (Agreement dated
     10/31/07 to be repurchased at $3,002,410 on
     11/1/07. Collateralized by an Adjustable
     Rate U.S. Government Mortgage-Backed
     Security, 5.54%, with a value of $3,062,040,
     due 6/15/36)                                                            3,002,000      3,002,000
                                                                                         ------------
TOTAL REPURCHASE AGREEMENTS
     (Cost $3,002,000)...........................                                           3,002,000
                                                                                         ------------
TOTAL INVESTMENTS
     (Cost $234,675,509).........................     100.0%                              230,000,971
OTHER ASSETS IN EXCESS OF LIABILITIES............       0.0%                                   75,335
                                                                                         ------------
Net Assets applicable to 25,230,785 Shares of
  Common Stock issued and outstanding............     100.0%                             $230,076,306
                                                                                         ============
Net Asset Value, offering and redemption price
  per share ($230,076,306 / 25,230,785)                                                         $9.12
                                                                                         ============

--------------------------------------------------------------------------------

* The rates presented are the rates in effect at October 31, 2007.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET     MATURITY    PRINCIPAL
                                                     ASSETS       DATE       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*.....     37.1%
  HYBRID ARMS....................................     26.8%
     Banc of America Funding Corp.
       4.61%                                                     2/20/36   $ 5,568,645   $  5,358,600
     Fannie Mae
       5.36%                                                     10/1/35     2,335,231      2,320,591
       5.99%                                                      4/1/36       823,279        833,241
     Freddie Mac
       5.62%                                                      4/1/36     8,631,390      8,615,927
     GSR Mortgage Loan Trust
       5.22%                                                     1/25/36     4,978,622      4,821,623
       5.68%                                                     4/25/36     4,024,957      3,921,243
     Indymac INDX Mortgage Loan Trust
       5.20%                                                    11/25/35     3,738,726      3,617,581
       5.75%                                                     3/25/37     4,672,527      4,625,147
     Wells Fargo Mortgage Backed Securities Trust
       5.12%                                                     9/25/35     1,056,000      1,038,783
                                                                                         ------------
                                                                                           35,152,736
                                                                                         ------------
MONTHLY London Interbank Offering Rate (LIBOR)
  Collateralized Mortgage Obligations............     10.3%
     Fannie Mae
       5.29%                                                     2/25/37     9,753,416      9,694,173
       5.13%                                                     3/25/37     3,828,848      3,816,505
                                                                                         ------------
                                                                                           13,510,678
                                                                                         ------------
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
  (Cost $48,611,052)                                                                       48,663,414
                                                                                         ------------
FIXED RATE MORTGAGE-RELATED SECURITIES...........     57.7%
  15 Yr. Securities..............................      0.5%
     Fannie Mae
       7.00%                                                      3/1/15       646,350        671,739
                                                                                         ------------
  30 Yr. Securities..............................     11.2%
     Fannie Mae
       5.00%                                                      8/1/33     9,564,727      9,209,413
       6.00%                                                      6/1/34     3,814,126      3,852,863
     Government National Mortgage Association
       7.50%                                                     2/15/24       364,955        390,078
       7.00%                                                     4/15/27       370,747        389,603
       6.00%                                                     1/15/29       851,959        873,516
                                                                                         ------------
                                                                                           14,715,473
                                                                                         ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET     MATURITY    PRINCIPAL
                                                     ASSETS       DATE       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations............     46.0%
     Fannie Mae
       5.00%                                                     9/25/32   $13,929,000   $ 13,596,621
       4.00%                                                     1/25/33       845,042        803,864
       5.50%                                                    12/25/36     8,573,000      8,283,407
       4.25%                                                     4/25/37     4,415,573      4,227,456
     Freddie Mac
       5.50%                                                    12/15/28     5,496,270      5,526,383
       5.00%                                                     3/15/30    10,670,000     10,552,905
       4.00%                                                     3/15/33     1,111,796      1,057,849
       5.50%                                                     6/15/33    12,201,000     12,035,381
       4.25%                                                    12/15/36     4,388,331      4,175,766
                                                                                         ------------
                                                                                           60,259,632
                                                                                         ------------
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
     (Cost $75,654,066)                                                                    75,646,844
                                                                                         ------------
REPURCHASE AGREEMENT.............................      5.0%
  Citigroup Repo, 4.92%, (Agreement dated
     10/31/07 to be repurchased at $6,529,892 on
     11/1/07. Collateralized by a U.S. Government
     Mortgage-Backed Security, 6.00%, with a
     value of $6,659,581, due 6/25/34)                                       6,529,000      6,529,000
                                                                                         ------------
TOTAL REPURCHASE AGREEMENTS
     (Cost $6,529,000)...........................                                           6,529,000
                                                                                         ------------
TOTAL INVESTMENTS
     (Cost $130,794,118).........................     99.8%                               130,839,258
OTHER ASSETS IN EXCESS OF LIABILITIES............      0.2%                                   230,537
                                                                                         ------------
Net Assets applicable to 12,933,086 Shares of
  Common Stock issued and outstanding............    100.0%                              $131,069,795
                                                                                         ============
Net Asset Value, offering and redemption price
  per share ($131,069,795 / 12,933,086)                                                        $10.13
                                                                                         ============

--------------------------------------------------------------------------------
* The rates presented are the rates in effect at October 31, 2007.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                    PERCENTAGE
                                                      OF NET
                                                      ASSETS                       SHARES        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS.....................................     95.6%
  Advertising.....................................      2.8%
     Omnicom Group, Inc.                                                             32,000   $ 1,631,360
                                                                                              -----------
  Automotive......................................      1.6%
     Harley-Davidson, Inc.                                                           18,000       927,000
                                                                                              -----------
  Banks...........................................      2.7%
     Wells Fargo & Co.                                                               45,000     1,530,450
                                                                                              -----------
  Beverages.......................................      3.1%
     Anheuser-Busch Companies, Inc.                                                  35,000     1,794,800
                                                                                              -----------
  Beverages Non-Alcoholic.........................      9.0%
     Coca-Cola Co.                                                                   43,000     2,655,680
     PepsiCo, Inc.                                                                   34,000     2,506,480
                                                                                              -----------
                                                                                                5,162,160
                                                                                              -----------
  Building Products...............................      3.0%
     Home Depot, Inc.                                                                55,000     1,733,050
                                                                                              -----------
  Business Services...............................      2.6%
     Staples, Inc.                                                                   64,000     1,493,760
                                                                                              -----------
  Computer Hardware...............................      5.7%
     Cisco Systems, Inc.(a)                                                          57,000     1,884,420
     Dell, Inc.(a)                                                                   45,000     1,377,000
                                                                                              -----------
                                                                                                3,261,420
                                                                                              -----------
  Computer Software & Services....................     10.3%
     Automatic Data Processing, Inc.                                                 40,000     1,982,400
     International Business Machines Corp.                                           10,000     1,161,200
     Microsoft Corp.                                                                 75,000     2,760,750
                                                                                              -----------
                                                                                                5,904,350
                                                                                              -----------
  Consumer Non-Durable............................      4.8%
     Procter & Gamble Co.                                                            40,000     2,780,800
                                                                                              -----------
  Distributor-Consumer Products...................      2.5%
     Sysco Corp.                                                                     42,000     1,440,180
                                                                                              -----------
  Diversified Manufacturing.......................     11.5%
     3M Co.                                                                          24,000     2,072,640
     General Electric Co.                                                            68,000     2,798,880
     Illinois Tool Works, Inc.                                                       30,000     1,717,800
                                                                                              -----------
                                                                                                6,589,320
                                                                                              -----------
  Financial Services..............................      2.7%
     American Express Co.                                                            25,000     1,523,750
                                                                                              -----------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                    PERCENTAGE
                                                      OF NET
                                                      ASSETS                       SHARES        VALUE
---------------------------------------------------------------------------------------------------------
  Health Care.....................................     11.3%
     Abbott Laboratories                                                             32,000   $ 1,747,840
     Johnson & Johnson                                                               45,000     2,932,650
     UnitedHealth Group, Inc.                                                        37,000     1,818,550
                                                                                              -----------
                                                                                                6,499,040
                                                                                              -----------
  Insurance.......................................      9.4%
     American International Group, Inc.                                              35,000     2,209,200
     Berkshire Hathaway, Inc.(a)                                                         24     3,180,000
                                                                                              -----------
                                                                                                5,389,200
                                                                                              -----------
  Medical Instruments.............................      2.9%
     Medtronic, Inc.                                                                 35,000     1,660,400
                                                                                              -----------
  Oil & Gas.......................................      2.7%
     Exxon Mobil Corp.                                                               17,000     1,563,830
                                                                                              -----------
  Retail..........................................      4.7%
     Wal-Mart Stores, Inc.                                                           60,000     2,712,600
                                                                                              -----------
  Transportation & Shipping.......................      2.3%
     FedEx Corp.                                                                     13,000     1,343,420
                                                                                              -----------
TOTAL COMMON STOCKS
  (Cost $37,850,512)                                                                           54,940,890
                                                                                              -----------
CASH EQUIVALENTS..................................      5.0%
  Money Market Mutual Funds.......................      5.0%
     Vanguard Admiral Treasury Money Market Fund                                  1,382,630     1,382,630
     Vanguard Federal Money Market Fund                                           1,500,000     1,500,000
                                                                                              -----------
TOTAL CASH EQUIVALENTS
  (Cost $2,882,631)                                                                             2,882,630
                                                                                              -----------
TOTAL INVESTMENTS
  (Cost $40,733,143)                                  100.6%                                   57,823,520
LIABILITIES IN EXCESS OF OTHER ASSETS.............     (0.6)%                                    (362,633)
                                                                                              -----------
Net Assets applicable to 5,487,347 Shares of
  Common Stock issued and outstanding.............    100.0%                                  $57,460,887
                                                                                              ===========
Net Asset Value, offering and redemption price per
  share ($57,460,887 / 5,487,347)                                                                  $10.47
                                                                                              ===========

--------------------------------------------------------------------------------
(a) Non-income producing security.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                                                                               U.S.
                                     MONEY       ULTRA SHORT                   SHORT U.S.    INTERMEDIATE   GOVERNMENT
                                     MARKET        MORTGAGE      ULTRA SHORT   GOVERNMENT      MORTGAGE      MORTGAGE
                                      FUND           FUND           FUND          FUND           FUND          FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income...............  $9,616,746    $127,007,809    $11,538,638   $8,049,731    $14,114,653    $8,175,211
   Dividend income...............          --              --             --           --             --           --
                                   ----------    ------------    -----------   -----------   -----------    ----------
     Total investment income.....   9,616,746     127,007,809     11,538,638    8,049,731     14,114,653    8,175,211
                                   ----------    ------------    -----------   -----------   -----------    ----------
   Operating expenses:
     Investment advisory.........     274,099       9,954,371        900,241      364,857        872,090      359,452
     Distribution -- Class I
       Shares....................     206,774       5,530,179        500,131      218,915        373,756      215,672
     Distribution -- Class D
       Shares....................     269,298              --             --           --             --           --
     Fund accounting.............          --          11,016          2,767        2,798          5,439        4,398
     Administration..............      54,818         521,187         60,015       43,782         74,749       43,133
     Custodian...................      25,395         168,807         26,903       25,150         37,012       25,262
     Transfer agent..............      25,292          58,266          6,515        4,818          3,012        2,193
     Legal.......................      17,191         129,380         13,272       10,520         15,207        8,711
     Chief Compliance Officer....       6,437          83,328          7,543        5,490          9,285        5,430
     Trustees....................       8,641         101,336          9,138        6,861         11,549        6,659
     Other.......................      43,946         260,327         35,214       13,962         41,702       29,641
                                   ----------    ------------    -----------   -----------   -----------    ----------
     Total expenses before fee
       reductions................     931,891      16,818,197      1,561,739      697,153      1,443,801      700,551
     Expenses reduced by
       Investment Adviser........    (274,099)     (4,424,192)      (400,110)          --       (249,167)          --
     Expenses reduced by
       Distributor...............    (171,168)     (2,212,056)      (200,051)          --             --           --
                                   ----------    ------------    -----------   -----------   -----------    ----------
       Net expenses..............     486,624      10,181,949        961,578      697,153      1,194,634      700,551
                                   ----------    ------------    -----------   -----------   -----------    ----------
       Net investment income.....   9,130,122     116,825,860     10,577,060    7,352,578     12,920,019    7,474,660
                                   ----------    ------------    -----------   -----------   -----------    ----------
REALIZED AND UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENT
 ACTIVITIES:
   Realized gains/(losses) from
     investment transactions.....        (407)     (3,606,862)    (1,057,532)    (411,493)    (1,202,637)      93,396
   Change in unrealized
     appreciation/depreciation on
     investments.................          --     (12,892,361)    (1,390,736)      89,925     (3,543,311)    (716,600)
                                   ----------    ------------    -----------   -----------   -----------    ----------
   Net realized/unrealized
     gains/(losses) from
     investments.................        (407)    (16,499,223)    (2,448,268)    (321,568)    (4,745,948)    (623,204)
                                   ----------    ------------    -----------   -----------   -----------    ----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS.................  $9,129,715    $100,326,637    $ 8,128,792   $7,031,010    $ 8,174,071    $6,851,456
                                   ==========    ============    ===========   ===========   ===========    ==========
----------------------------------------------------------------------------------------------------------------------


                                    LARGE CAP    LARGE CAP
                                     EQUITY        EQUITY
                                     FUND(A)      FUND(B)
INVESTMENT INCOME:
   Interest income...............  $     1,284   $   11,475
   Dividend income...............      883,353    1,242,293
                                   -----------   ----------
     Total investment income.....      884,637    1,253,768
                                   -----------   ----------
   Operating expenses:
     Investment advisory.........      325,695      531,583
     Distribution -- Class I
       Shares....................      120,564           --
     Distribution -- Class D
       Shares....................           --           --
     Fund accounting.............          805        1,119
     Administration..............       16,098       70,877
     Custodian...................        8,059       10,233
     Transfer agent..............       17,292       20,454
     Legal.......................      105,380      209,238
     Chief Compliance Officer....       10,737       50,756
     Trustees....................           --      193,000
     Other.......................       29,951      103,830
                                   -----------   ----------
     Total expenses before fee
       reductions................      634,581    1,191,090
     Expenses reduced by
       Investment Adviser........           --           --
     Expenses reduced by
       Distributor...............      (47,862)          --
                                   -----------   ----------
       Net expenses..............      586,719    1,191,090
                                   -----------   ----------
       Net investment income.....      297,918       62,678
                                   -----------   ----------
REALIZED AND UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENT
 ACTIVITIES:
   Realized gains/(losses) from
     investment transactions.....    5,389,677    6,951,631
   Change in unrealized
     appreciation/depreciation on
     investments.................   (2,766,173)   2,267,874
                                   -----------   ----------
   Net realized/unrealized
     gains/(losses) from
     investments.................    2,623,504    9,219,505
                                   -----------   ----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS.................  $ 2,921,422   $9,282,183
                                   ===========   ==========
----------------------------------------------------------------------

(a) For the ten months ended October 31, 2007.
(b) For the year ended December 31, 2006.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                       MONEY MARKET FUND
                                                              ------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2007    OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income..................................   $   9,130,122       $   5,660,591
     Net realized (loss) from investment transactions.......            (407)                 --
                                                               -------------       -------------
       Change in net assets resulting from operations.......       9,129,715           5,660,591
                                                               -------------       -------------
  Dividends paid to stockholders:
     From net investment income:
       Class I stockholders.................................      (7,063,436)         (4,264,854)
       Class D stockholders.................................      (2,066,686)         (1,395,737)
                                                               -------------       -------------
       Total dividends paid to stockholders.................      (9,130,122)         (5,660,591)
                                                               -------------       -------------
  Capital Transactions:
     Class I Shares:
       Proceeds from sale of shares.........................     697,711,439         547,595,058
       Shares issued to stockholders in reinvestment of
        dividends...........................................       5,311,340           3,304,340
       Cost of shares repurchased...........................    (681,323,464)       (522,189,701)
     Class D Shares:
       Proceeds from sale of shares.........................     515,475,607         584,490,918
       Shares issued to stockholders in reinvestment of
        dividends...........................................       1,436,058             954,298
       Cost of shares repurchased...........................    (489,935,433)       (592,886,171)
                                                               -------------       -------------
       Change in net assets from capital transactions.......      48,675,547          21,268,742
                                                               -------------       -------------
       Change in net assets.................................      48,675,140          21,268,742
Net Assets:
  Beginning of year.........................................     141,202,107         119,933,365
                                                               -------------       -------------
  End of year...............................................   $ 189,877,247       $ 141,202,107
                                                               =============       =============
Accumulated Net Investment Income (loss)....................   $          --       $          --
                                                               -------------       -------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                             ULTRA SHORT MORTGAGE FUND           ULTRA SHORT FUND
                                          -------------------------------------------------------------
                                            YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                           OCTOBER 31,      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                               2007             2006            2007           2006
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income...............  $  116,825,860   $  106,265,575   $ 10,577,060   $ 10,101,983
    Net realized gains/(losses) from
       investment transactions..........      (3,606,862)     (10,499,986)    (1,057,532)    (1,319,862)
    Change in unrealized
       appreciation/depreciation on
       investments......................     (12,892,361)      10,378,859     (1,390,736)     1,680,389
                                          --------------   --------------   ------------   ------------
       Change in net assets resulting
         from operations................     100,326,637      106,144,448      8,128,792     10,462,510
                                          --------------   --------------   ------------   ------------
  Dividends paid to stockholders:
    From net investment income..........    (114,941,079)    (109,621,055)   (10,682,801)   (10,498,576)
                                          --------------   --------------   ------------   ------------
       Total dividends paid to
         stockholders...................    (114,941,079)    (109,621,055)   (10,682,801)   (10,498,576)
                                          --------------   --------------   ------------   ------------
  Capital Transactions:
    Proceeds from sale of shares........     134,185,923       98,015,298     21,157,500     31,874,639
    Shares issued to stockholders in
       reinvestment of dividends........      45,714,895       44,176,667      3,035,344      3,701,434
    Cost of shares repurchased..........    (325,770,605)    (520,639,566)   (31,140,110)   (62,674,517)
                                          --------------   --------------   ------------   ------------
       Change in net assets from capital
         transactions...................    (145,869,787)    (378,447,601)    (6,947,266)   (27,098,444)
                                          --------------   --------------   ------------   ------------
       Change in net assets.............    (160,484,229)    (381,924,208)    (9,501,275)   (27,134,510)
Net Assets:
  Beginning of year.....................   2,292,373,346    2,674,297,554    204,661,993    231,796,503
                                          --------------   --------------   ------------   ------------
  End of year...........................  $2,131,889,117   $2,292,373,346   $195,160,718   $204,661,993
                                          ==============   ==============   ============   ============
Accumulated net investment
  income/(loss).........................  $      239,116   $      317,033   $     81,378   $    116,648
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      SHORT U.S. GOVERNMENT FUND    INTERMEDIATE MORTGAGE FUND    U.S. GOVERNMENT MORTGAGE FUND
---------------------------------------------------------------------------------------------------------------
                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                          2007           2006           2007           2006           2007            2006
---------------------------------------------------------------------------------------------------------------
                      $  7,352,578   $  6,552,081   $ 12,920,019   $ 12,360,383   $  7,474,660    $  8,165,770
                          (411,493)      (533,158)    (1,202,637)    (2,787,679)        93,396      (2,976,770)
                            89,925        785,906     (3,543,311)     3,104,041       (716,600)      2,836,325
                      ------------   ------------   ------------   ------------   ------------    ------------
                         7,031,010      6,804,829      8,174,071     12,676,745      6,851,456       8,025,325
                      ------------   ------------   ------------   ------------   ------------    ------------
                        (7,315,008)    (6,880,069)   (12,733,365)   (12,424,316)    (7,300,729)     (8,241,573)
                      ------------   ------------   ------------   ------------   ------------    ------------
                        (7,315,008)    (6,880,069)   (12,733,365)   (12,424,316)    (7,300,729)     (8,241,573)
                      ------------   ------------   ------------   ------------   ------------    ------------
                         1,475,743     23,723,773        251,950         10,000        126,266         224,760
                         4,473,716      3,828,509      3,989,540      3,893,012      4,140,857       5,169,528
                       (35,188,675)   (21,549,296)   (28,712,317)   (23,010,045)   (36,836,284)     (7,137,906)
                      ------------   ------------   ------------   ------------   ------------    ------------
                       (29,239,216)     6,002,986    (24,470,827)   (19,107,033)   (32,569,161)     (1,743,618)
                      ------------   ------------   ------------   ------------   ------------    ------------
                       (29,523,214)     5,927,746    (29,030,121)   (18,854,604)   (33,018,434)     (1,959,866)
                       162,249,880    156,322,134    259,106,427    277,961,031    164,088,229     166,048,095
                      ------------   ------------   ------------   ------------   ------------    ------------
                      $132,726,666   $162,249,880   $230,076,306   $259,106,427   $131,069,795    $164,088,229
                      ============   ============   ============   ============   ============    ============
                      $        945   $     17,291   $      8,699   $     10,819   $    (22,340)   $    (23,380)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      LARGE CAP EQUITY FUND
                                                            ------------------------------------------
                                                             TEN MONTHS
                                                               ENDED        YEAR ENDED     YEAR ENDED
                                                            OCTOBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                2007           2006           2005
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................  $    297,918   $     62,678   $     98,632
    Net realized gains from investment transactions.......     5,389,677      6,951,631      4,147,635
    Change in unrealized appreciation/depreciation from
       investments........................................    (2,766,173)     2,267,874     (6,698,044)
                                                            ------------   ------------   ------------
       Change in net assets resulting from operations.....     2,921,422      9,282,183     (2,451,777)
                                                            ------------   ------------   ------------
  Dividends paid to stockholders:
    From net investment income............................      (285,078)      (108,133)       (95,581)
    From net realized gains...............................            --     (6,909,248)    (4,147,636)
    Tax Return of Capital.................................            --         (3,839)            --
                                                            ------------   ------------   ------------
       Total dividends paid to stockholders...............      (285,078)    (7,021,220)    (4,243,217)
                                                            ------------   ------------   ------------
  Capital Transactions:
    Proceeds from sale of shares..........................     1,165,000        655,125        300,000
    Shares issued to stockholders in reinvestment of
       dividends..........................................       164,526      3,393,465      3,234,016
    Cost of shares repurchased............................   (12,665,730)   (23,780,798)    (4,265,561)
                                                            ------------   ------------   ------------
       Change in net assets from capital transactions.....   (11,336,204)   (19,732,208)      (731,545)
                                                            ------------   ------------   ------------
       Change in net assets...............................    (8,699,860)   (17,471,245)    (7,426,539)
Net Assets:
  Beginning of period.....................................    66,160,747     83,631,992     91,058,531
                                                            ------------   ------------   ------------
  End of period...........................................  $ 57,460,887   $ 66,160,747   $ 83,631,992
                                                            ============   ============   ============
Accumulated net investment income/(loss)..................  $    241,840   $         --   $      3,072
------------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS -- CLASS I SHARES
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.0512      0.0465      0.0264      0.0104      0.0096
  Net realized losses from investments......          --(a)       --          --(a)       --          --
                                                --------    --------    --------    --------    --------
       Total from investment operations.....      0.0512      0.0465      0.0264      0.0104      0.0096
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.0512)    (0.0465)    (0.0264)    (0.0104)    (0.0096)
                                                --------    --------    --------    --------    --------
     Net asset value, end of year...........    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
     Total return...........................       5.24%       4.76%       2.68%       1.04%       0.97%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $131,720    $110,021    $ 81,311    $ 31,883    $ 40,737
  Ratio of expenses to average net assets...       0.14%       0.18%       0.17%       0.11%       0.18%
  Ratio of net investment income to average
     net assets.............................       5.12%       4.68%       2.84%       1.04%       0.96%
  Ratio of expenses to average net
     assets*................................       0.40%       0.43%       0.42%       0.41%       0.39%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Net realized losses per share were less than $0.00005.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS -- CLASS D SHARES
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------
                                                   2007       2006       2005       2004       2003
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year.............. $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                 --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income.........................   0.0462     0.0420     0.0219     0.0054     0.0046
  Net realized losses from investments..........       --(a)       --        --(a)       --        --
                                                 --------   --------   --------   --------   --------
       Total from investment operations.........   0.0462     0.0420     0.0219     0.0054     0.0046
                                                 --------   --------   --------   --------   --------
Less distributions:
  Dividends paid to stockholders:...............
     From net investment income.................  (0.0462)   (0.0420)   (0.0219)   (0.0054)   (0.0046)
                                                 --------   --------   --------   --------   --------
Net asset value, end of year.................... $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                 ========   ========   ========   ========   ========
       Total return.............................    4.72%      4.29%      2.22%      0.54%      0.47%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)............ $ 58,157   $ 31,181   $ 38,622   $ 19,089   $ 23,525
  Ratio of expenses to average net assets.......    0.64%      0.63%      0.63%      0.61%      0.67%
  Ratio of net investment income to average net
     assets.....................................    4.60%      4.29%      2.23%      0.54%      0.45%
  Ratio of expenses to average net assets*......    0.85%      0.88%      0.88%      0.86%      0.84%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Net realized losses per share were less than $0.00005.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,
                                       ------------------------------------------------------------------
                                          2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year.............................    $     9.68    $     9.69    $     9.83    $     9.88    $     9.95
                                       ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income............        0.5107        0.4216        0.2706        0.1824        0.1778
  Net realized and unrealized gains
     (losses) from investments.....       (0.0686)       0.0041(a)    (0.0930)      (0.0070)      (0.0230)
                                       ----------    ----------    ----------    ----------    ----------
       Total from investment
          operations...............        0.4421        0.4257        0.1776        0.1754        0.1548
                                       ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends paid to stockholders:
     From net investment income....       (0.5021)      (0.4357)      (0.3176)      (0.2254)      (0.2248)
                                       ----------    ----------    ----------    ----------    ----------
Change in net asset value..........         (0.06)        (0.01)        (0.14)        (0.05)        (0.07)
                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year.......    $     9.62    $     9.68    $     9.69    $     9.83    $     9.88
                                       ==========    ==========    ==========    ==========    ==========
Total return.......................         4.67%         4.49%         1.83%         1.79%         1.57%
Ratios/Supplemental data:
  Net assets, end of year (in
     000's)........................    $2,131,889    $2,292,373    $2,674,298    $3,317,024    $4,596,939
  Ratio of expenses to average net
     assets........................         0.46%         0.46%         0.46%         0.44%         0.44%
  Ratio of net investment income to
     average net assets............         5.28%         4.35%         2.80%         1.92%         1.72%
  Ratio of expenses to average net
     assets*.......................         0.76%         0.76%         0.76%         0.72%         0.71%
  Portfolio turnover rate..........           59%           83%           63%           50%          117%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $   9.74    $   9.74    $   9.87    $   9.92    $   9.95
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.5137      0.4462      0.2909      0.1985      0.1601
  Net realized and unrealized gains (losses)
     from investments.......................     (0.1249)     0.0185     (0.0832)    (0.0217)     0.0242
                                                --------    --------    --------    --------    --------
       Total from investment operations.....      0.3888      0.4647      0.2077      0.1768      0.1843
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.5188)    (0.4647)    (0.3377)    (0.2268)    (0.2143)
                                                --------    --------    --------    --------    --------
Change in net asset value...................       (0.13)       0.00       (0.13)      (0.05)      (0.03)
                                                --------    --------    --------    --------    --------
Net asset value, end of year................    $   9.61    $   9.74    $   9.74    $   9.87    $   9.92
                                                ========    ========    ========    ========    ========
Total return................................       4.07%       4.88%       2.14%       1.80%       1.87%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $195,161    $204,662    $231,797    $291,349    $251,668
  Ratio of expenses to average net assets...       0.48%       0.48%       0.49%       0.47%       0.47%
  Ratio of net investment income to average
     net assets.............................       5.29%       4.57%       2.99%       2.00%       1.66%
  Ratio of expenses to average net
     assets*................................       0.78%       0.78%       0.79%       0.77%       0.77%
  Portfolio turnover rate...................         36%         89%         36%        118%        126%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $  10.37    $  10.37    $  10.61    $  10.68    $  10.78
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.5222      0.4370      0.3421      0.2640      0.2738
  Net realized and unrealized gains (losses)
     from investments.......................     (0.0232)     0.0209     (0.2035)    (0.0415)    (0.0686)
                                                --------    --------    --------    --------    --------
       Total from investment operations.....      0.4990      0.4579      0.1386      0.2225      0.2052
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.5190)    (0.4579)    (0.3786)    (0.2925)    (0.3052)
                                                --------    --------    --------    --------    --------
Change in net asset value...................       (0.02)         --       (0.24)      (0.07)      (0.10)
                                                --------    --------    --------    --------    --------
Net asset value, end of year................    $  10.35    $  10.37    $  10.37    $  10.61    $  10.68
                                                ========    ========    ========    ========    ========
Total return................................       4.93%       4.52%       1.33%       2.11%       1.92%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $132,727    $162,250    $156,322    $153,252    $232,605
  Ratio of expenses to average net assets...       0.48%       0.51%       0.50%       0.48%       0.47%
  Ratio of net investment income to average
     net assets.............................       5.04%       4.22%       3.24%       2.50%       2.47%
  Portfolio turnover rate...................         42%         56%         95%        152%         72%

--------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $   9.29    $   9.28    $   9.57    $   9.62    $   9.79
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.4810      0.4306      0.3792      0.2892      0.2525
  Net realized and unrealized gains (losses)
     from investments.......................     (0.1774)     0.0123     (0.2778)    (0.0233)    (0.1156)
                                                --------    --------    --------    --------    --------
       Total from investment operations.....      0.3036      0.4429      0.1014      0.2659      0.1369
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.4736)    (0.4329)    (0.3914)    (0.3159)    (0.3069)
                                                --------    --------    --------    --------    --------
Change in net asset value...................       (0.17)       0.01       (0.29)      (0.05)      (0.17)
                                                --------    --------    --------    --------    --------
Net asset value, end of year................    $   9.12    $   9.29    $   9.28    $   9.57    $   9.62
                                                ========    ========    ========    ========    ========
Total return................................       3.31%       4.90%       1.07%       2.81%       1.41%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $230,076    $259,106    $277,961    $298,308    $347,858
  Ratio of expenses to average net assets...       0.48%       0.48%       0.48%       0.47%       0.47%
  Ratio of net investment income to average
     net assets.............................       5.19%       4.65%       4.02%       3.02%       2.52%
  Ratio of expenses to average net
     assets*................................       0.58%       0.58%       0.58%       0.57%       0.57%
  Portfolio turnover rate...................         39%         56%         95%        148%         98%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2007        2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $  10.18    $  10.19    $  10.59    $  10.56    $  10.77
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.5287      0.5038      0.4855      0.3875      0.3689
  Net realized and unrealized gains (losses)
     on investments.........................     (0.0631)    (0.0053)    (0.3880)     0.0795     (0.1511)
                                                --------    --------    --------    --------    --------
     Total from investment operations.......      0.4656      0.4985      0.0975      0.4670      0.2178
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.5156)    (0.5085)    (0.4975)    (0.4370)    (0.4278)
                                                --------    --------    --------    --------    --------
Change in net asset value...................       (0.05)      (0.01)      (0.40)       0.03       (0.21)
                                                --------    --------    --------    --------    --------
Net asset value, end of year................    $  10.13    $  10.18    $  10.19    $  10.59    $  10.56
                                                ========    ========    ========    ========    ========
Total return................................       4.69%       5.04%       0.92%       4.52%       2.04%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $131,070    $164,088    $166,048    $166,868    $204,566
  Ratio of expenses to average net assets...       0.49%       0.48%       0.48%       0.47%       0.47%
  Ratio of net investment income to average
     net assets.............................       5.20%       4.98%       4.66%       3.70%       3.39%
  Portfolio turnover rate...................         39%        105%         71%        171%        102%

--------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                            TEN
                                          MONTHS
                                           ENDED                      YEAR ENDED DECEMBER 31,
                                        OCTOBER 31,    -----------------------------------------------------
                                          2007 *        2006       2005       2004        2003        2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................      $ 10.01      $  9.77    $ 10.56    $ 10.61    $   9.09    $  11.16
                                          -------      -------    -------    -------    --------    --------
Income (Loss) from operations:
  Net investment income.............         0.05         0.01       0.01       0.05        0.01        0.02
  Net realized and unrealized gains
     (losses) from investments......         0.46         1.35      (0.29)      0.50        1.57       (1.83)
                                          -------      -------    -------    -------    --------    --------
     Total from investment
       operations...................         0.51         1.36      (0.28)      0.55        1.58       (1.81)
                                          -------      -------    -------    -------    --------    --------
Distributions:
  From net investment income........        (0.05)       (0.02)     (0.01)     (0.05)      (0.01)      (0.02)
  From net realized gains on
     investments....................           --        (1.10)     (0.50)     (0.55)      (0.05)      (0.24)
  Return of capital.................           --           --(a)      --         --          --(a)       --
                                          -------      -------    -------    -------    --------    --------
       Total distributions..........        (0.05)       (1.12)     (0.51)     (0.60)      (0.06)      (0.26)
                                          -------      -------    -------    -------    --------    --------
Change in net asset value...........         0.46         0.24      (0.79)     (0.05)       1.52       (2.07)
                                          -------      -------    -------    -------    --------    --------
Net asset value, end of period......      $ 10.47      $ 10.01    $  9.77    $ 10.56    $  10.61    $   9.09
                                          =======      =======    =======    =======    ========    ========
Total return........................        5.11%(b)    13.83%     (2.70%)     5.16%      17.48%     (16.19%)
Ratios/Supplemental data:
  Net assets, end of period
     (000's)........................      $57,461      $66,161    $83,632    $91,059    $107,923    $ 90,871
  Ratio of expenses to average net
     assets.........................        1.18%(c)     1.68%      1.44%      1.20%       1.32%       1.23%
  Ratio of net investment income to
     average net assets.............        0.60%(c)     0.09%      0.11%      0.46%       0.14%       0.20%
  Ratio of expenses to average net
     assets**.......................        1.27%(c)        --         --         --          --          --
  Portfolio turnover rate...........          13%          10%        23%        14%         22%         17%

--------------------------------------------------------------------------------
 * In connection with the reorganization of the AMF Large Cap Equity Institutional Fund, Inc. (the Predecessor Fund) into the Large Cap Equity Fund on January 8, 2007, the Net Asset Value (NAV) of the Predecessor Fund changed to $10.00 per share. Shareholders received the number of shares of Large Cap Equity Fund equal in value to the number of shares held in the Predecessor Fund. The amounts presented prior to this date have been restated to reflect the change in NAV during the reorganization.

 ** During the period, certain fees were voluntarily reduced. If such voluntarily fee reductions had not occurred, the ratios would have been as indicated.

(a) Distributions per share were less than $0.005.

(b) Not annualized.

(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------

Asset Management Fund (the "Trust") was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management company. As of October 31, 2007, the Trust is authorized to issue an unlimited number of shares in seven separate series: the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each of the Funds, except the Money Market Fund, offer a single class of shares. The Money Market Fund is authorized to sell two classes of shares, Class I Shares and Class D Shares. Class I and Class D Shares of the Money Market Fund have the same rights and obligations except that (i) Class D Shares bear a higher distribution fee, which will cause Class D Shares to have a higher expense ratio and to pay lower dividends than those related to Class I Shares;
(ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to the matters relating to its own distribution arrangements.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote. The Trust maintains an insurance policy which insures its officers and trustees against certain liabilities.

A. Significant accounting policies are as follows:

SECURITY VALUATION

  Money Market Fund:

  Fund securities are valued using the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. The Fund seeks to maintain the net asset value per share at $1.00.

  Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund, and U.S. Government Mortgage Fund:

  The Funds' investments are valued at fair value on the basis of the closing bid as supplied by an independent pricing service approved by the Board of Trustees or valuation provided by dealers based on matrix pricing or, for certain securities, the Board of Trustees has approved the daily use of a matrix pricing system developed by the Adviser that the Board believes reflects the fair value of such securities. Within the matrix pricing systems used by dealers and developed by the Adviser, among the more specific factors that are considered in determining the fair value of investments in debt instruments are:
(1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issue or comparable companies; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions,

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ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

prepayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

  Large Cap Equity Fund:

  Securities traded on the NASDAQ National Market System are valued at the official closing price as reported by NASDAQ. Securities traded on national exchanges are valued at the last reported sale price thereof where the security is principally traded. In the case of over-the-counter securities, securities are valued at the mean between closing bid and asked prices as of 4:00 PM Eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which such quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the direction of the Board of Trustees.

Liquidity and Valuation of Certain Securities

  Recent instability in the markets for fixed income securities, particularly mortgage-backed securities, has affected and is expected to continue to affect the liquidity and valuation of such securities. This may result in illiquid securities being disposed of at prices different from their recorded values since the market price of illiquid securities generally is more volatile than that of more liquid securities. The illiquidity of portfolio securities may result in the Funds incurring losses on the sale of these securities that might not be realized under more stable market conditions. Such losses can adversely impact the Funds' net asset values per share. Certain securities that were deemed liquid at time of acquisition have since been deemed to be illiquid due to changes in market conditions. As of December 26, 2007 the value of illiquid securities held by Ultra Short Fund, Ultra Short Mortgage Fund, and the Intermediate Mortgage Fund were 1.14%, 2.22%, and 8.38% of total Fund values, respectively.

New Accounting Pronouncement

  In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Trust's financial statement disclosures.

REPURCHASE AGREEMENTS

  Obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks may be purchased from government securities dealers or the custodian bank, subject to the seller's agreement to repurchase them at an agreed upon date and price. The value of collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by Funds may be delayed or limited.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS

  Each Fund, except the Money Market Fund and the Large Cap Equity Fund, may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, securities purchased on a when-issued of delayed-delivery basis may be valued at less than the purchase price. At the time when-issued or delayed-delivery securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased. As of October 31, 2007, the Funds did not own any when-issued or delayed-delivery securities.

DIVIDENDS TO SHAREHOLDERS

  Money Market Fund, Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund:

  Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

  Large Cap Equity Fund:

  Dividends from net investment income are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

  Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

  No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  In June, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which

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ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share calculations as of April 30, 2008. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

MANAGEMENT ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER

  Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

B. Fees and transactions with affiliates were as follows:

  Shay Assets Management, Inc. (SAMI) serves the Trust as investment adviser (the "Adviser"). The Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. (SISI), which is controlled by Rodger D. Shay, the Chairman of the Board of Trustees of the Trust, and Rodger D. Shay, Jr., a member of the Board of Trustees and the President of SAMI and Shay Financial Services, Inc
(SFSI).

  As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

  The investment advisory fee rate for the Money Market Fund is 0.15% of the first $500 million, 0.125% of the next $500 million, and 0.10% of such net assets in excess of $1 billion. The Adviser voluntarily waived its entire fee for the year ended October 31, 2007.

  The investment advisory fee rate for the Ultra Short Mortgage Fund is 0.45% of the first $3 billion, 0.35% of the next $2 billion, and 0.25% of such net assets in excess of $5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2007.

  The investment advisory fee rate for the Ultra Short Fund is 0.45% of the average daily net assets. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2007.

  The investment advisory fee rate for each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund, computed separately, is 0.25% of the first $500 million, 0.175% of the next $500 million, 0.125% of the next $500 million, and 0.10% of such net asset in excess of $1.5 billion.

  The investment advisory fee rate for the Intermediate Mortgage Fund is 0.35% of the first $500 million, 0.275% of the next $500 million, 0.20% of the next $500 million, and 0.10% of such net assets in excess of $1.5 billion. The

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ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2007.

  The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million.

  The Adviser has agreed to reduce its advisory fees charged to the Money Market Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, to the extent that the daily ratio of operating expenses to average daily net assets of each Fund exceeds 0.75%.

  SFSI serves the Trust as distributor (the "Distributor"). The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, the Chairman of the Board of Trustees of the Trust, and Rodger D. Shay, Jr., a member of the Board of Trustees and the President of SAMI and SFSI.

  As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

  The distribution fee rate for each of the Money Market Fund Class I Shares and Short U.S. Government Fund is based upon an annual percentage of the combined average daily net assets of both funds and is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $1 billion, and 0.075% of such combined net assets in excess of $2 billion. The fee is allocated between the two Funds based on their relative average net assets. The Distributor voluntarily waived a portion of its 12b-1 fee for the Class I Shares of the Money Market Fund so that the Fund paid 0.05% of average daily net assets for the year ended October 31, 2007. The Money Market Fund distribution fee waiver amounted to $146,070 for Class I Shares for the year ended October 31, 2007.

  The distribution fee rate for the Money Market Fund Class D Shares is 0.60% of average daily net assets. The Distributor voluntarily waived a portion of the 12b-1 fee for the Class D Shares of the Money Market Fund so that the Fund paid 0.55% of average daily net assets from December 18, 2006 to October 31, 2007. Prior to December 18, 2006 the Distributor voluntarily waived a portion of its fee so that the Fund paid 0.50% of average daily net assets. The Money Market Fund Class D Shares distribution fee waiver amounted to $25,098 for the year ended October 31, 2007.

  The distribution fee rate for each of the Ultra Short Mortgage Fund and the Ultra Short Fund, computed separately, is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Ultra Short Mortgage Fund and the Ultra Short Fund paid 0.15% of average daily net assets for the year ended October 31, 2007.

  The distribution fee rate for each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, computed separately, is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $500 million, and 0.075% of such net assets in excess of $1.5 billion.

  The distribution fee rate for the Large Cap Equity Fund is 0.25% of average daily net assets. The Distributor waived a portion of its fee so that the Large Cap Equity Fund paid 0.15% of average daily net assets for the year ended October 31, 2007.

  Citi Fund Services Ohio, Inc. ("Citi") (formerly known as BISYS Fund Services Ohio, Inc.), serves the Trust as administrator (the

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

"Administrator"), fund accountant and transfer agent (the "Transfer Agent"). Citi is a wholly-owned subsidiary of Citi Investor Services, Inc. The fee rate for Citi's services for each of the Funds, computed separately, is as follows:
0.03% of the first $1 billion, 0.02% of the next $1 billion, and 0.01% of such net assets in excess of $2 billion, with a minimum annual fee of $393,200 for the Trust. Citi also receives an account based fee and other servicing expenses.

  Under a Compliance Services Agreement between the Funds' and Citi (the "CCO Agreement"), Citi makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $128,250 for the year ended October 31, 2007, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

C. Transactions in shares of the Trust for the year ended October 31, 2006 and the year ended October 31, 2007 were as follows, and for the year ended December 31, 2006 and the ten months ended October 31, 2007 for the Large Cap Equity fund:

----------------------------------------------------------------------------------------------------
                                                                         MONEY MARKET FUND
                                                                ------------------------------------
                                                                   YEAR ENDED          YEAR ENDED
                                                                OCTOBER 31, 2007    OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------
Share transactions Class I:
  Sale of shares............................................       697,711,159         547,595,058
  Shares issued to stockholders in reinvestment dividends...         5,311,340           3,304,340
  Shares repurchased........................................      (681,323,464)       (522,189,701)
                                                                  ------------        ------------
  Net increase..............................................        21,699,035          28,709,697
  Shares Outstanding
     Beginning of year......................................       110,032,329          81,322,632
                                                                  ------------        ------------
     End of year............................................       131,731,364         110,032,329
                                                                  ============        ============
Share transactions Class D:
  Sale of shares............................................       515,475,480         584,490,918
  Shares issued to stockholders in reinvestment dividends...         1,436,058             954,298
  Shares repurchased........................................      (489,935,433)       (592,886,171)
                                                                  ------------        ------------
  Net increase (decrease)...................................        26,976,105          (7,440,955)
  Shares Outstanding
     Beginning of year......................................        31,181,729          38,622,684
                                                                  ------------        ------------
     End of year............................................        58,157,834          31,181,729
                                                                  ============        ============
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                           ULTRA SHORT MORTGAGE FUND                 ULTRA SHORT FUND
                                      -------------------------------------------------------------------------
                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                      OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
---------------------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares....................     13,894,313         10,126,974          2,173,719          3,275,549
  Shares issued to stockholders in
     reinvestment dividends.........      4,734,757          4,566,382            312,516            380,569
  Shares repurchased................    (33,719,934)       (53,798,732)        (3,199,896)        (6,441,292)
                                        -----------        -----------         ----------         ----------
  Net decrease......................    (15,090,864)       (39,105,376)          (713,661)        (2,785,174)
  Shares Outstanding
     Beginning of year..............    236,755,512        275,860,888         21,012,024         23,797,198
                                        -----------        -----------         ----------         ----------
     End of year....................    221,664,648        236,755,512         20,298,363         21,012,024
                                        ===========        ===========         ==========         ==========
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                          SHORT U.S. GOVERNMENT FUND            INTERMEDIATE MORTGAGE FUND
                                      -------------------------------------------------------------------------
                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                      OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
---------------------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares....................        142,766          2,298,508             27,209              1,083
  Shares issued to stockholders in
     reinvestment dividends.........        432,501            370,135            430,733            421,130
  Shares repurchased................     (3,405,494)        (2,085,622)        (3,114,348)        (2,496,819)
                                         ----------         ----------         ----------         ----------
  Net increase (decrease)...........     (2,830,227)           583,021         (2,656,406)        (2,074,606)
  Shares Outstanding
     Beginning of year..............     15,652,349         15,069,328         27,887,191         29,961,797
                                         ----------         ----------         ----------         ----------
     End of year....................     12,822,122         15,652,349         25,230,785         27,887,191
                                         ==========         ==========         ==========         ==========
---------------------------------------------------------------------------------------------------------------

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ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                 U.S. GOVERNMENT MORTGAGE FUND                LARGE CAP EQUITY FUND
                              --------------------------------------------------------------------------------
                                 YEAR ENDED         YEAR ENDED         TEN MONTHS ENDED         YEAR ENDED
                              OCTOBER 31, 2007   OCTOBER 31, 2006      OCTOBER 31, 2007      DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares............         12,377             22,427             6,272,726                4,516
  Shares issued to
     stockholders in
     reinvestment
     dividends..............        407,848            510,616                16,232               23,123
  Shares repurchased........     (3,606,094)          (709,053)           (1,254,220)            (161,107)
                                 ----------         ----------            ----------             --------
  Net increase (decrease)...     (3,185,869)          (176,010)            5,034,738             (133,468)
  Shares Outstanding
     Beginning of year......     16,118,955         16,294,965               452,609              586,077
                                 ----------         ----------            ----------             --------
     End of year............     12,933,086         16,118,955             5,487,347              452,609
                                 ==========         ==========            ==========             ========
--------------------------------------------------------------------------------------------------------------

D. At October 31, 2007, Net Assets consisted of the following:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         SHORT U.S.    INTERMEDIATE   U.S. GOVERNMENT
                         MONEY MARKET    ULTRA SHORT     ULTRA SHORT     GOVERNMENT      MORTGAGE        MORTGAGE        LARGE CAP
                             FUND       MORTGAGE FUND        FUND           FUND           FUND            FUND         EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
Capital................  $190,073,840   $2,238,194,016   $204,913,155   $138,207,780   $248,058,518    $141,093,788     $34,738,993
Undistributed net
  investment income....            --          239,116         81,378            945          8,699         (22,340)        241,840
Accumulated net
  realized
  gain/(loss)..........      (196,593)     (97,782,423)    (9,227,289)    (5,231,825)   (13,316,373)    (10,046,793)      5,389,677
Net unrealized
  appreciation/
  (depreciation) of
  investments..........            --       (8,761,592)      (606,526)      (250,234)    (4,674,538)         45,140      17,090,377
                         ------------   --------------   ------------   ------------   ------------    ------------     -----------
Net Assets.............  $189,877,247   $2,131,889,117   $195,160,718   $132,726,666   $230,076,306    $131,069,795     $57,460,887
                         ============   ==============   ============   ============   ============    ============     ===========
-----------------------------------------------------------------------------------------------------------------------------------

E. At October 31, 2007, liabilities for the Funds included:

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ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         SHORT U.S.   INTERMEDIATE   U.S. GOVERNMENT
                            MONEY MARKET    ULTRA SHORT    ULTRA SHORT   GOVERNMENT     MORTGAGE        MORTGAGE        LARGE CAP
                                FUND       MORTGAGE FUND      FUND          FUND          FUND            FUND         EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fee
  payable.................    $     --      $  451,574      $ 41,683      $ 28,084      $ 49,258        $ 27,828        $ 33,045
Administration fee
  payable.................       1,118           4,834         1,127           763         1,338             758              --
Distribution fee
  payable.................      19,219         270,946        25,010        16,851        29,555          16,697           7,363
Fund accounting fee
  payable.................          --          11,847         2,001         2,056         3,603           2,951             484
Transfer agent fee
  payable.................      12,367          30,412         3,317         2,464         1,503           1,075          15,457
Chief Compliance Officer
  payable.................       6,187          83,718         7,587         5,400         9,250           5,403          10,937
Distributions payable.....     204,547       5,735,418       696,516       195,073       772,279         249,045              --
Capital shares redeemed
  payable.................          --       2,385,737       172,527            --            --              --         446,008
Other liabilities.........      31,182         181,318        23,369        17,665        25,608          16,666           7,917
----------------------------------------------------------------------------------------------------------------------------------

F. For the periods ended October 31, 2007, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                 SHORT U.S.     INTERMEDIATE    U.S. GOVERNMENT     LARGE CAP
                                 ULTRA SHORT      ULTRA SHORT    GOVERNMENT       MORTGAGE         MORTGAGE          EQUITY
                                MORTGAGE FUND        FUND           FUND            FUND             FUND             FUND*
------------------------------------------------------------------------------------------------------------------------------
Purchases.....................  $1,189,069,999    $65,641,438    $51,376,183    $ 95,776,891      $52,883,541      $ 7,484,275
Sales.........................   1,461,292,818     86,111,397     85,129,301     117,338,149       88,598,233       19,651,279
------------------------------------------------------------------------------------------------------------------------------

* 10 months of operations for the Large Cap Equity Fund.

  For the year ended October 31, 2007, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                               SHORT U.S.     INTERMEDIATE    U.S. GOVERNMENT
                                                ULTRA SHORT     ULTRA SHORT    GOVERNMENT       MORTGAGE         MORTGAGE
                                               MORTGAGE FUND       FUND           FUND            FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
Purchases....................................  $723,752,427     $52,952,862    $51,376,183    $15,607,266       $44,376,893
Sales........................................   685,677,320      51,599,931     84,089,903     82,258,975        77,095,432
-----------------------------------------------------------------------------------------------------------------------------

G. During November 2005, the staff of the Financial Accounting Standards Board issued their FASB Staff Position (FSP) Nos. FAS 115-1 and FAS 124-1 position titled "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." Although the FSP is not expected to have an impact on the Funds' financial statements, the guidance could affect the Funds' shareholders financial reposting of their investments in the Funds (other than the Money Market Fund). It is unclear at this how this guidance may impact investor decisions surrounding the purchase or retention of investments in these Funds.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

H. FEDERAL INCOME TAX INFORMATION:

  The tax characteristics of distributions paid to shareholders during the fiscal years ended October 31, 2007 and 2006 were as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                             DISTRIBUTIONS PAID FROM   TOTAL TAXABLE   TOTAL DISTRIBUTIONS
2007                                                             ORDINARY INCOME       DISTRIBUTIONS          PAID*
--------------------------------------------------------------------------------------------------------------------------
Money Market Fund..........................................       $  9,104,277         $  9,104,277       $  9,104,277
Ultra Short Mortgage Fund..................................        115,492,750          115,492,750        115,492,750
Ultra Short Fund...........................................         10,705,581           10,705,581         10,705,581
Short U.S. Government Fund.................................          7,425,876            7,425,876          7,425,876
Intermediate Mortgage Fund.................................         12,846,052           12,846,052         12,846,052
U.S. Government Mortgage Fund..............................          7,469,556            7,469,556          7,469,556
--------------------------------------------------------------------------------------------------------------------------

                                                             DISTRIBUTIONS PAID FROM   TOTAL TAXABLE   TOTAL DISTRIBUTIONS
2006                                                             ORDINARY INCOME       DISTRIBUTIONS          PAID*
--------------------------------------------------------------------------------------------------------------------------
Money Market Fund..........................................       $  5,237,006         $  5,237,006       $  5,237,006
Ultra Short Mortgage Fund..................................        108,442,120          108,442,120        108,442,120
Ultra Short Fund...........................................         10,338,059           10,338,059         10,338,059
Short U.S. Government Fund.................................          6,766,172            6,766,172          6,766,172
Intermediate Mortgage Fund.................................         12,367,938           12,367,938         12,367,938
U.S. Government Mortgage Fund..............................          8,247,024            8,247,024          8,247,024
--------------------------------------------------------------------------------------------------------------------------

* Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

  The tax characteristics of distributions paid to shareholders during the periods ended October 31, 2007 and December 31, 2006, for the Large Cap Equity Fund were as follows:

-------------------------------------------------------------------------------------------------------------------
                         DISTRIBUTIONS PAID FROM    NET LONG    TOTAL TAXABLE   TAX RETURN OF   TOTAL DISTRIBUTIONS
2007                         ORDINARY INCOME       TERM GAINS   DISTRIBUTIONS      CAPITAL             PAID
-------------------------------------------------------------------------------------------------------------------
Large Cap Equity Fund..         $285,078               $--        $285,078           $--             $285,078
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                         DISTRIBUTIONS PAID FROM    NET LONG    TOTAL TAXABLE   TAX RETURN OF   TOTAL DISTRIBUTIONS
2006                         ORDINARY INCOME       TERM GAINS   DISTRIBUTIONS      CAPITAL             PAID
-------------------------------------------------------------------------------------------------------------------
Large Cap Equity Fund..         $928,638           $6,088,743    $7,017,381        $3,839           $7,021,220
-------------------------------------------------------------------------------------------------------------------

  At October 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             NET UNREALIZED
                                                                         TAX UNREALIZED    TAX UNREALIZED    APPRECIATION/
                                                          TAX COST        APPRECIATION      DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Money Market Fund....................................  $  190,041,000     $        --       $         --      $        --
Ultra Short Mortgage Fund............................   2,137,562,183       6,312,072        (15,073,664)      (8,761,592)
Ultra Short Fund.....................................     195,766,504         689,382         (1,295,908)        (606,526)
Short U.S. Government Fund...........................     132,448,885         226,368           (476,602)        (250,234)
Intermediate Mortgage Fund...........................     234,675,509         410,347         (5,084,885)      (4,674,538)
U.S. Government Mortgage Fund........................     130,794,118         728,946           (683,806)          45,140
Large Cap Equity Fund................................      40,733,143      17,972,551           (882,174)      17,090,377
---------------------------------------------------------------------------------------------------------------------------

  As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:
--------------------------------------------------------------------------------

                                       UNDISTRIBUTED
                       UNDISTRIBUTED     LONG TERM                                    ACCUMULATED        UNREALIZED
                         ORDINARY         CAPITAL      ACCUMULATED   DISTRIBUTIONS    CAPITAL AND       APPRECIATION/
                          INCOME           GAINS        EARNINGS        PAYABLE      OTHER LOSSES**    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Money Market Fund....   $   753,694             --     $  753,694     $  (753,694)   $    (196,593)      $        --
Ultra Short Mortgage
 Fund................     9,579,993             --      9,579,993      (9,340,877)     (97,782,423)       (8,761,592)
Ultra Short Fund.....       981,691             --        981,691        (900,313)      (9,227,289)         (606,526)
Short U.S. Government
 Fund................       548,665             --        548,665        (547,720)      (5,231,825)         (250,234)
Intermediate Mortgage
 Fund................       981,593             --        981,593        (972,894)     (13,316,373)       (4,674,538)
U.S. Government
 Mortgage Fund.......       502,183             --        502,183        (524,523)     (10,046,793)           45,140
Large Cap Equity
 Fund................       241,840      5,389,677      5,631,517              --               --        17,090,377
-----------------------------------------------------------------------------------------------------------------------


                             TOTAL
                          ACCUMULATED
                       EARNINGS (DEFICIT)
---------------------  ------------------
Money Market Fund....    $    (196,593)
Ultra Short Mortgage
 Fund................     (106,304,899)
Ultra Short Fund.....       (9,752,437)
Short U.S. Government
 Fund................       (5,481,114)
Intermediate Mortgage
 Fund................      (17,982,212)
U.S. Government
 Mortgage Fund.......      (10,023,993)
Large Cap Equity
 Fund................       22,721,894
----------------------------------------------------------------------------------

** For federal income tax purposes at October 31, 2007, the following Funds had capital loss carry-forwards. All losses are available to offset future realized capital gains, if any.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------

  At October 31, 2007, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:
--------------------------------------------------------------------------------

FUND                                                     AMOUNT      EXPIRES     AMOUNT      EXPIRES
----------------------------------------------------------------------------------------------------
Money Market Fund....................................  $    14,744    2008     $       407    2013
Money Market Fund....................................      181,035    2011             407    2015
Ultra Short Mortgage Fund............................    1,824,665    2008      19,172,685    2013
Ultra Short Mortgage Fund............................    2,995,058    2010      13,969,341    2014
Ultra Short Mortgage Fund............................   33,378,700    2011       1,808,482    2015
Ultra Short Mortgage Fund............................   24,633,492    2012
Ultra Short Fund.....................................    1,342,312    2010       1,507,357    2013
Ultra Short Fund.....................................    1,849,300    2011       1,784,218    2014
Ultra Short Fund.....................................    1,616,100    2012       1,128,002    2015
Short U.S. Government Fund...........................    1,193,651    2008       1,805,629    2013
Short U.S. Government Fund...........................      236,551    2011         880,563    2014
Short U.S. Government Fund...........................      757,854    2012         357,577    2015
Intermediate Mortgage Fund...........................    2,029,049    2008       1,821,864    2013
Intermediate Mortgage Fund...........................      312,894    2010       2,863,116    2014
Intermediate Mortgage Fund...........................    3,013,622    2011       1,013,863    2015
Intermediate Mortgage Fund...........................    2,261,965    2012
U.S. Government Mortgage Fund........................    2,276,740    2008       2,721,813    2012
U.S. Government Mortgage Fund........................      181,530    2010       3,057,928    2014
U.S. Government Mortgage Fund........................    1,808,782    2011
----------------------------------------------------------------------------------------------------

  Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses). To the extent these difference are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
THE ASSET MANAGEMENT FUND

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund, U.S. Government Mortgage Fund, and the Large Cap Equity Fund (collectively referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year or period then ended, the changes in each of their net assets for the two years then ended (for the Large Cap Equity Fund for the period ended October 31, 2007) and the financial highlights for each of the five years then ended (for the Large Cap Equity Fund for the period ended October 31, 2007), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of operations of the Large Cap Equity Fund for the year ended December 31, 2006, the statements of changes in net assets of the Large Cap Equity Fund for the years ended December 31, 2006 and 2005 and the financial highlights of the Large Cap Equity Fund for the five years ended December 31, 2006 were audited by other auditors, whose report dated February 20, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Columbus, Ohio
December 27, 2007

--------------------------------------------------------------------------------

                             ASSET MANAGEMENT FUND
                                  (UNAUDITED)

                 TRUSTEES AND OFFICERS OF ASSET MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                            POSITION(S) HELD WITH                                        PORTFOLIOS
                            TRUST, LENGTH OF TIME                                          IN FUND              OTHER
                             SERVED AND TERM OF           PRINCIPAL OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
 NAME, ADDRESS AND AGE             OFFICE                   DURING PAST 5 YEARS           OVERSEEN              HELD
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Richard M. Amis.........  Trustee since 1997.        President, First Federal                 7                 None
630 Clarksville Street    Indefinite Term of Office  Community Bank since 1984;
Paris, TX 75460                                      Director, First Financial Trust
Age: 56                                              Company from 1993 to 2006; and
                                                     Chairman, Texas Savings and
                                                     Community Bankers Association
                                                     from 1997 to 1998.
David F. Holland........  Trustee since 1993 and     Retired; Chairman of the Board,          7                 None
17 Ledgewood Circle       from 1988 to 1989.         Chief Executive Officer and
Topsfield, MA 01983       Indefinite Term of Office  President, BostonFed Bancorp Inc.
Age: 65                                              from 1995 to 2005; Chairman of
                                                     the Board from 1989 to 2005 and
                                                     Chief Executive Officer from 1986
                                                     to 2005, Boston Federal Savings
                                                     Bank; Consultant, TD Banknorth
                                                     from 2005 to 2007.
Gerald J. Levy..........  Vice Chairman of the       Chairman since 1984 and Director         7             FISERV, Inc.;
4000 W. Brown Deer Road   Board since 1997 and       since 1963, Guaranty Bank, F.S.B.                   Guaranty Financial;
Milwaukee, WI 53209       Trustee since 1982.                                                             Federal Home Loan
Age: 74                   Indefinite Term of Office                                                        Bank of Chicago
William A. McKenna,       Trustee since 2002.        Retired; Chairman and Chief              7             RSGroup Trust
  Jr....................  Indefinite Term of Office  Executive Officer from 1992 to                           Company;
42 Dorothy Grace Road                                2004 and President from 1985 to                      RetirementSystem
Saugerties, NY 12477                                 2001, Ridgewood Savings Bank.                       Group, Inc.; Irish
Age: 70                                                                                                      Educational
                                                                                                             Development
                                                                                                        Foundation, Inc.; The
                                                                                                         Catholic University
                                                                                                           of America; RSI
                                                                                                        Retirement Trust; St.
                                                                                                         Vincent's Services;
                                                                                                        Boys Hope Girls Hope;
                                                                                                          Calvary Hospital
                                                                                                         Fund; St. Aloysius
                                                                                                          School; American
                                                                                                            Institute of
                                                                                                          Certified Public
                                                                                                            Accountants;
                                                                                                             TransVideo
                                                                                                        Communications, Inc.

--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                                  (UNAUDITED)

           TRUSTEES AND OFFICERS OF ASSET MANAGEMENT FUND (CONTINUED)

                                                                                          NUMBER OF
                            POSITION(S) HELD WITH                                        PORTFOLIOS
                            TRUST, LENGTH OF TIME                                          IN FUND              OTHER
                             SERVED AND TERM OF           PRINCIPAL OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
 NAME, ADDRESS AND AGE             OFFICE                   DURING PAST 5 YEARS           OVERSEEN              HELD
-----------------------------------------------------------------------------------------------------------------------------
Christopher M. Owen.....  Trustee since 2005.        President and Chief Executive            7         Meriwest Mortgage LLC
5615 Chesbro Avenue       Indefinite Term of Office  Officer, Meriwest Credit Union
San Jose, CA 95123                                   since 1995.
Age: 60
Maria F. Ramirez........  Trustee since 2005.        President and Chief Executive            7         Schroder Hedge Funds
One Liberty Plaza,        Indefinite Term of Office  Officer, Maria Fiorini Ramirez                         Bermuda; Pace
46th Floor                                           Inc. (a global economic and                        University; Sovereign
New York, NY 10006                                   financial consulting firm) since                   Bank; Security Mutual
Age: 59                                              1992.                                                Insurance Company

INTERESTED TRUSTEES(1)
Rodger D. Shay(2).......  Chairman of the Board      Chairman and Director of Shay            7              Shay Assets
1000 Brickell Avenue      since 1997 and Trustee     Investment Services, Inc. and                        Management, Inc.
Miami, FL 33131           since 1993 and from 1985   Shay Financial Services, Inc.
Age: 70                   to 1990. Indefinite Term   since 1997.
                          of Office
Rodger D. Shay,           Trustee since 2002.        President and Chief Executive            7           Family Financial
  Jr.(2)................  Indefinite Term of Office  Officer of Shay Financial                          Holdings, LLC; First
230 West Monroe Street    President since 2005.      Services, Inc. since 1997;                          Financial Bank and
Suite 2810                Term of Office Expires     President, Shay Assets                                     Trust
Chicago, IL 60606         2008                       Management, Inc. since 2005.
Age: 47

OFFICERS
Robert T. Podraza.......  Vice President and         Vice President, Shay Investment          7                 None
1000 Brickell Avenue      Assistant Treasurer since  Services, Inc. since 1990; Vice
Miami, FL 33131           1998. Term of Office       President and Chief Compliance
Age: 62                   Expires 2008               Officer, Shay Financial Services,
                                                     Inc. since 1990 and 1997,
                                                     respectively; Vice President,
                                                     Shay Assets Management, Inc.
                                                     since 1990.
Trent M. Statczar.......  Treasurer since 2002.      Financial Services Vice President        7                 None
3435 Stelzer Road         Term of Office Expires     since 2003 and prior thereto
Columbus, OH 43219        2008                       Director and Financial Services
Age: 36                                              Manager, Citi Investment Services
                                                     Ohio, Inc.
Daniel K. Ellenwood.....  Secretary since 1998.      Chief Compliance Officer since           7                 None
230 West Monroe Street    Term of Office Expires     2004 and prior thereto Assistant
Suite 2810                2008                       Vice President, Operations/
Chicago, IL 60606                                    Compliance Officer and Operations
Age: 37                                              Manager, Shay Assets Management,
                                                     Inc.

--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                                  (UNAUDITED)

           TRUSTEES AND OFFICERS OF ASSET MANAGEMENT FUND (CONTINUED)

                                                                                          NUMBER OF
                            POSITION(S) HELD WITH                                        PORTFOLIOS
                            TRUST, LENGTH OF TIME                                          IN FUND              OTHER
                             SERVED AND TERM OF           PRINCIPAL OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
 NAME, ADDRESS AND AGE             OFFICE                   DURING PAST 5 YEARS           OVERSEEN              HELD
-----------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt....  Chief Compliance Officer   Senior Vice President and Chief          7                 None
1 RexCorp Plaza           since 2004. Term of        Compliance Officer, CCO Services
Uniondale, NY 11556       Office Expires 2008        of Citi Fund Services Ohio, Inc.
Age: 48                                              since 2004; Chief Compliance
                                                     Officer of two other investment
                                                     companies or fund complexes for
                                                     which CCO Services of Citi Fund
                                                     Services Ohio, Inc. provides
                                                     compliance services since 2004;
                                                     President, FJS Associates
                                                     (regulatory consulting firm) from
                                                     2002 to 2004; Vice President
                                                     Credit Agricole Asset Management,
                                                     U.S. from 1987 to 2002.
Christine A. Cwik.......  Assistant Secretary since  Executive Secretary, Shay Assets         7                 None
230 West Monroe Street    1999. Term of Office       Management, Inc. since 1999.
Suite 2810                Expires 2008
Chicago, IL 60606
Age: 57
Velvet R. Regan.........  Assistant Secretary since  Assistant Counsel, Citi Fund             7                 None
100 Summer Street Suite   2007. Term of Office       Services Ohio, Inc. since 2006;
1500 Boston, MA 02110     Expires 2008               Associate, Gilmartin Magence
Age: 28                                              Camiel & Ross LLP, 2006; Tax
                                                     Administrator, State Street
                                                     Corporation from 2000 to 2002.

--------------------------------------------------------------------------------
1 A trustee is an "interested person" of the Trust under the 1940 Act because he holds certain positions with the Trust's Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.
2 Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2007 (UNAUDITED)

A. SECURITY ALLOCATION:

MONEY MARKET FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Repurchase Agreements.......................................       90.6%
                                                                  -----
Certificates of Deposit.....................................        9.5%
                                                                  -----
Total.......................................................      100.1%
                                                                  =====

--------------------------------------------------------------------------------

ULTRA SHORT MORTGAGE FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Adjustable Rate Mortgage-Related Securities.................       71.4%
Fixed Rate Mortgage-Related Securities......................       19.0%
Repurchase Agreements.......................................        9.5%
                                                                  -----
Total.......................................................       99.9%
                                                                  =====

--------------------------------------------------------------------------------

ULTRA SHORT FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Adjustable Rate Mortgage-Related Securities.................       76.6%
Fixed Rate Mortgage-Related Securities......................       13.1%
Repurchase Agreements.......................................       10.3%
                                                                  -----
Total.......................................................      100.0%
                                                                  =====

--------------------------------------------------------------------------------

SHORT U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Adjustable Rate Mortgage-Related Securities.................       46.7%
Fixed Rate Mortgage-Related Securities......................       26.8%
Repurchase Agreements.......................................       20.0%
U.S. Treasury Obligations...................................        6.1%
                                                                  -----
Total.......................................................       99.6%
                                                                  =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

INTERMEDIATE MORTGAGE FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Adjustable Rate Mortgage-Related Securities.................       51.5%
Fixed Rate Mortgage-Related Securities......................       47.2%
Repurchase Agreements.......................................        1.3%
                                                                  -----
Total.......................................................      100.0%
                                                                  =====

--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Fixed Rate Mortgage-Related Securities......................       57.7%
Adjustable Rate Mortgage-Related Securities.................       37.1%
Repurchase Agreements.......................................        5.0%
                                                                  -----
Total.......................................................       99.8%
                                                                  =====

--------------------------------------------------------------------------------

LARGE CAP EQUITY FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Common Stocks...............................................       95.6%
Cash Equivalents............................................        5.0%
                                                                  -----
Total.......................................................      100.6%
                                                                  =====

B. EXPENSE COMPARISON:

As a shareholder of the Asset Management Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution (12b-1 fees); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Asset Management Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                     ACCOUNT VALUE       VALUE         DURING PERIOD*      DURING PERIOD**
                                        5/1/07          10/31/07      5/1/07 - 10/31/07   5/1/07 - 10/31/07
-----------------------------------------------------------------------------------------------------------
Money Market Fund........  Class I     $1,000.00       $1,025.90            $0.61               0.12%
                           Class D      1,000.00        1,023.20             3.26               0.64%
Ultra Short Mortgage
  Fund...................               1,000.00        1,020.50             2.39               0.47%
Ultra Short Fund.........               1,000.00        1,013.70             2.49               0.49%
Short U.S. Government
  Fund...................               1,000.00        1,023.90             2.40               0.47%
Intermediate Mortgage
  Fund...................               1,000.00        1,004.50             2.48               0.49%
U.S. Government Mortgage
  Fund...................               1,000.00        1,017.20             2.54               0.50%
Large Cap Equity Fund....               1,000.00        1,041.70             4.84               0.94%

--------------------------------------------------------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Asset Management Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                       BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                     ACCOUNT VALUE       VALUE         DURING PERIOD*      DURING PERIOD**
                                        5/1/07          10/31/07      5/1/07 - 10/31/07   5/1/07 - 10/31/07
-----------------------------------------------------------------------------------------------------------
Money Market Fund........  Class I     $1,000.00       $1,024.60            $0.61               0.12%
                           Class D      1,000.00        1,021.98             3.26               0.64%
Ultra Short Mortgage
  Fund...................               1,000.00        1,022.84             2.40               0.47%
Ultra Short Fund.........               1,000.00        1,022.74             2.50               0.49%
Short U.S. Government
  Fund...................               1,000.00        1,022.84             2.40               0.47%
Intermediate Mortgage
  Fund...................               1,000.00        1,022.74             2.50               0.49%
U.S. Government Mortgage
  Fund...................               1,000.00        1,022.68             2.55               0.50%
Large Cap Equity Fund....               1,000.00        1,020.47             4.79               0.94%

--------------------------------------------------------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized

C. OTHER INFORMATION:

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

  Information regarding how the Funds voted proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

  A complete schedules of each Fund's portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission of Form N-Q and is available on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

  The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-527-3713.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, IL 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, IL 60606

ADMINISTRATOR AND TRANSFER AGENT
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Broad Street, Suite 2100
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

     (a) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

     (b) DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS DAVID F. HOLLAND, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees
         2006 -- PRICEWATERHOUSECOOPERS LLP    $115,750
         2007 -- PRICEWATERHOUSECOOPERS LLP    $139,500

         (b) Audit-Related Fees
         2006 - $0
         2007 - $0

         (c) Tax Fees
         2006 -- TAX AUDIT & RETURNS PRICEWATERHOUSECOOPERS LLP $18,900 2007 -- TAX AUDIT & RETURNS PRICEWATERHOUSECOOPERS LLP $24,000 Fees for both 2006 and 2007 relates to the preparation of federal income and excise tax returns and review of the excise tax calculations.

         (d) All Other Fees
         2006 - $0
         2007 - $0

         (e) (1)
             Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust's audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

             (2)
             None of the services summarized in (b)-(d), above, were approved by the audit committee pursuant to rule 2-01(c)(7)(i)(C) of regulation S-X.

         (f)
         0% FOR 2006 AND 2007.

         (g)
         $0 FOR 2006 AND 2007.

         (h)
             THERE WERE NO NON-AUDIT SERVICES BILLED FOR 2006 AND 2007.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

NOT APPLICABLE.


ITEM 6. SCHEDULE OF INVESTMENTS.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NOT APPLICABLE.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NOT APPLICABLE.


ITEM 11. CONTROLS AND PROCEDURES.

(a) THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.


ITEM 12. EXHIBITS.

(a)(1)
THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

         (a)(3) NOT APPLICABLE.

         (b) CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 Asset Management Fund
            --------------------------------------------------------------------

By (Signature and Title)*     /s/ Trent Statczar
                         -------------------------------------------------------
                           Trent Statczar, Treasurer

Date     January 7, 2008
    ----------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Trent Statczar
                         -------------------------------------------------------
                           Trent Statczar, Treasurer

Date     January 7, 2008
    ----------------------------------------

By (Signature and Title)*    /s/ Rodger D. Shay, Jr.
                         -------------------------------------------------------
                           Rodger D. Shay, Jr., President

Date     January 6, 2008
    ----------------------------------------



* Print the name and title of each signing officer under his or her signature.